UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number     811-21237

Unified Series Trust

431 North Pennsylvania, Indianapolis, IN 46204

Freddie Jacobs, Jr.

Unified Fund Services, Inc.

431 N. Pennsylvania St.

Indianapolis, IN 46204

(Name and address of agent for service)

Registrant's telephone number, including area code: 317-917-7000

Date of fiscal year end:    10/31

Date of reporting period: 10/31/2005

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Dreman Contrarian Funds

Annual Report

October 31, 2005

Fund Advisor:

Dreman Value Management, LLC

Harborside Financial Center

Plaza 10, Suite 800

Jersey City, NJ 07311

Toll Free: (800) 247-1014

MANAGEMENT’S DISCUSSION & ANALYSIS

For the fiscal year ended October 31, 2005, the Russell 1000 Value Index was up 11.86%, the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500”) returned 8.68%, and the Dreman Contrarian Large Cap Value Fund (“The Fund”) bettered each of these with a return of 14.10%. In the large cap arena the 11.86% return of the Russell 1000 Value index easily outpaced the 8.86% return of the Russell 1000 Growth.

The US equity markets experienced strong returns over the past twelve months, with returns that were only slightly lower than the previous twelve-month period. Value stocks once again outperformed their growth counterparts across the entire market capitalization spectrum. In a change from the previous twelve month period it was mid cap stocks that led the way in terms of performance besting both large and small caps regardless of style. Much of the gains for the last twelve months can be attributed to the good feelings and strong returns from the tail end of 2004. In fact, the Russell 1000 Value and the S&P 500 are up only 3.02% and 1.05% year to date through October 31, 2005. As a comparison, for the first ten months of 2005, The Fund returned 5.14% for this same period.

The news over the past twelve months was dominated by the devastating series of hurricanes that seemed to hit on a weekly basis during late August and September. Katrina, Rita and Wilma are names that have now become infamous. These megastorms laid waste to large swaths of the coastal communities in Mississippi, Louisiana, Florida and east Texas. The visions of destruction and the devastating human impact will not soon be forgotten. Current estimates are that approximately 1,000 deaths are attributable to the storms with hundreds of thousands of people left homeless. Our thoughts and prayers go out to all who were affected by these natural disasters.

An interesting aspect of the performance of the equity markets so far this year is the concentration of performance within a few sectors. Year-to-date through September, energy stocks have returned almost 42.00% and utility stocks have returned almost 24.00%. The only other sectors with positive performance are Consumer Staples and Health Care with returns of 3.10% and 4.90%, respectively. (The Fund’s portfolio has a large weighting in Energy, Consumer Staples and Health Care.) The S&P 500 would be in negative territory without the Energy and Utility sectors, which make up just 10.10% and 3.60% of the index, respectively, by market capitalization.

While equity market returns have been muted so far this year, the fact that all equity market indices ended the third quarter in positive territory is a testament to the resiliency of the US economy. The two hurricanes, Katrina and Rita that laid waste to large swaths of the coastal communities in Mississippi, Louisiana, and east Texas had a devastating human impact. Current estimates are that approximately 1,000 deaths are attributable to the storms with hundreds of thousands of people left homeless.

The economic consequences of the loss of Gulf Coast industrial output will be felt for years. While cost estimates of the damage are difficult to pin down, we may be looking at anywhere from $150 to $250 billion in clean-up costs and reconstruction. It is hard to estimate the effect on US economic output, but we would not be surprised to see growth about 0.50% lower than would have occurred without the storms.

The energy infrastructure in the Gulf was especially hard hit during the recent hurricanes. Much of the attention in the press was focused on the damage to refiners around the Gulf Coast. Approximately 15.00% of US refiner capacity was taken off line due to the storms, causing temporary gasoline shortages that drove prices well above $3 per gallon in some places. While lack of refining capacity has been an issue in the US for many years, the disruption from the storms focused political attention on the issue as consumers voiced growing concern about their ability to afford higher prices. Fortunately, gasoline is an internationally traded commodity so increased imports helped to avert an even larger price spike.

The most serious long-term economic consequence from the hurricanes may be the destruction of natural gas and oil production in the Gulf. Approximately 21.00% of the natural gas supply and 29% of the oil supply in the US comes from the Gulf of Mexico. According to the Minerals Management Service (MMS), approximately 65.00% of the natural gas production and 77.00% of the oil production in the Gulf remained shut-off as of early October. Our sources in the Energy industry tell us that a significant amount of the lost production may take months to be brought back on line and that many of the older wells that were destroyed will never be replaced. While the US can make up the lost oil production through increased imports, there is no easy solution to replace lost natural gas production.

It appears that we will enter the winter heating season with natural gas supplies at about a five-year average, but with production constrained due to hurricane damage. Since only 20.00% of winter natural gas demand is met through storage, the lower level of production could lead to significant price spikes if the winter is severe. Even if the winter is just normal, we may see a continuation of the increase in current natural gas prices, which are almost double what they were last year. We have seen reports that estimate consumers will be spending up to 50.00% more to heat their home this winter compared to last year.

The recent interest rate increases will also pinch the economy through a cooling off of the housing sector. The Fed seems on track to increase the Federal Funds rate by an additional 0.25% at each of its next two meetings, at a minimum, which would bring the rate to 4.25% by year-end. Recently released minutes from the last Fed meeting show a rising concern about inflation among Fed members. While still low relative to historic levels, rising short-term rates mean consumers will be paying more on adjustable rate debt such as home equity loans and interest-only mortgages.

While the Fed has been raising short-term rates, longer term rates have continued to languish. The 10-year U.S. Treasury rate is still well below 4.50%. Given the borrowing needs created by the hurricane damage, the looming government spending to fund Social Security and Medicare, and the continuing need to attract capital to fund our trade deficit, we have little doubt that higher long-term interest rates are just a matter of time.

The combination of higher gasoline prices, sharp increases in home heating bills, and higher interest costs will strain consumers’ budgets. In fact, we are already starting to see the effect on consumer spending. Car companies are reporting sharp decreases in sales of SUV’s. During September, Ford and GM reported 30.00% decreases compared to the prior year. In New York City, the average sale price of apartments fell 13.00% during September. Finally, we are starting to see deterioration in credit quality as overdue payments on credit cards rose to 4.80% in the second quarter. It looks like the weakening of consumer demand that we have been expecting is finally at hand.

Even though consumer spending is showing signs of weakening, we expect the corporate and government sector spending to remain robust. Consequently, we believe that while economic growth will slow, the economy is likely to continue to expand modestly in the coming quarters. By the early part of 2006, we should see construction spending pick up as the rebuilding effort along the Gulf Coast gets underway in earnest. This will provide a boost to a wide variety of industries and will help reduce the temporary increase in unemployment caused by the storms.

Turning to The Fund’s portfolio, as noted, we continue to maintain overweight positions relative to the S&P 500 in Energy, Consumer Staples, and Healthcare. Those sectors most exposed to the consumer, such as Consumer Discretionary and Technology, remain underweighted. During the quarter, we pared back the portfolio’s exposure to tobacco as prices of these stocks continue to rise toward our targets. These positions have been significantly over weighted in the portfolio and the recent appreciation has left valuation in a range where we believe it is prudent to take some profits. We also added to several positions in Health Care as well as initiating several new positions during the quarter.

Energy was by far the best performing sector during the year with almost all of the positions appreciating by 20.00% or more. The standout performers in the portfolio were Burlington Resources and Devon with returns of 65.00% and 63.00%, respectively. These companies are focused on exploration and production (E&P) for oil and natural gas in North America. Even with the recent appreciation, these stocks remain attractively valued, especially relative to the market. Burlington trades at just 12 times 2005 consensus earnings with expected earnings growth better than 10% over the next three years. As important, all of the E&P companies have been able to improve their balance sheets with the strong cash flows that they have generated over the last several years. Burlington currently has just 34% debt in its capital structure and if one adjusts for the cash it carries the portion of debt is far lower.

We continue to like the integrated oil companies such as ConocoPhillips and Occidental Petroleum. These stocks are even cheaper than the E&P companies with P/E ratios of just 8 times 2005 earnings. We like the exposure that the integrated oils have to refining and marketing, which more than compensates for their chemical divisions. While the chemical industry has been hurt by high natural gas prices, refining margins have been extremely strong due to a lack of excess capacity and the continued growth of product demand. Conoco also has a 20.00% interest in the Russian oil company Lukoil. While we remain very cautious about the political uncertainties surrounding Russian investments in general, Lukoil has extremely attractive assets that currently sell at a fraction of their western counterparts. If left to develop unhindered by political expropriation, the Lukoil investment could prove extremely profitable.

The key question in assessing the attractiveness of energy investments is the future outlook for energy prices. For some time, we have maintained the belief that oil would stay above $50 per barrel and natural gas above $6 per 1,000 cubic feet (Mcf). At these prices, we believe the companies we currently own are undervalued. The futures market provides data on the outlook that investors and speculators have on oil and natural gas prices. As of early October, the 6-year futures on oil were trading just above $62 per barrel. Oil producers could lock in a sale price on oil above $60 for the next 6 years. The 6-year natural gas futures are trading over $8.80 per Mcf. While the market is often wrong on the future outlook for prices (remember the technology bubble!), the futures market provides a hedging opportunity where energy companies can lock in the future sale price of their production. If we were running these companies, we would certainly look to take advantage of the opportunity to lock in future profits. The bottom line is that you do not need heroic assumptions on future commodity prices to still be bullish on the Energy sector. As a final comment, we firmly believe that the energy holdings will be volatile. Investments based on commodity prices always are. In addition, there is a lot of “hot” money chasing the sector where a long-term holding period might mean from breakfast until lunch.

We continue to carry about 27.00% of the portfolio in financial stocks. We made few changes to the portfolio’s holdings in this sector during the quarter. Overall the financial stocks were a drag on performance because of the continued weakness of Freddie Mac and Fannie Mae. There were some bright spots however. AIG has rebounded nicely as sentiment surrounding its accounting problems turned more positive. AIG currently trades at a P/E of 13 with a growth rate to match. We expect continued appreciation in AIG as it regains a market-like P/E multiple, which is where it has traded historically. The large banks such as Washington Mutual and Bank of America were slightly negative during the quarter as the narrowing spread between short and long-term rates raised concerns about future profit growth. With dividend yields over 4.00% and P/E ratios just under 10, we believe these banks offer attractive long-term values.

Freddie Mac and Fannie Mae have been poor performers for some time now. Consequently, we are often asked why we have stuck with them during this period of accounting issues, management changes, and uncertain regulatory outlook. Our philosophy is contrarian in nature, so the recent spate of “bad” news is not a sufficient reason for us to sell a stock. What matters is our view of the fundamentals and the outlook for future earnings growth. Throughout this difficult performance period, we have not changed our view that Freddie and Fannie are fundamentally sound. At current levels, we believe that Fannie Mae is selling well below the liquidating value of the portfolio of mortgages it holds. The accounting issues that have been raised and the restatements that have occurred are in many cases the result of differing opinions on the accounting treatment of hedges. So as the prices of these stocks have come down, they have become more attractive from a valuation standpoint. Typically, we tend to increase positions of companies in this situation rather than sell them.

The changes that have occurred in the housing market and the increased capital requirements imposed on Freddie and Fannie have reduced their long-run growth rates. Where historically these companies grew earnings at 15.00% plus, we expect future earnings growth to track in the lower double digits. Even so, the stocks trade at just 7 or 8 times earnings. In our view, Freddie and Fannie offer above market earnings growth at approximately half their P/E multiples. Consequently, we expect much better performance going forward.

Health Care stocks continue to represent approximately 18.00% of the portfolio. We have made few changes to these positions as we continue to like their long-term prospects. AmerisourceBergen, Cardinal Health and Medco Health Solutions were all strong performers. Each of these companies is involved in the distribution of pharmaceuticals and other health care products to a wide variety of end-users. These stocks are part of The Fund’s portfolio holdings in the Health Care Equipment and Services industry, which represent the majority of The Fund’s portfolio health care exposure. While these stocks are not the cheapest holdings in the portfolio, with P/E ratios in the mid to high teens, we like their consistent earnings growth, which is not sensitive to the overall economy.

The large drug companies continue to struggle with competition from generics as well as lawsuits arising from potentially deadly side effects of particular drugs. Bristol-Myers, Pfizer and Merck had down quarters, but we believe the outlook is improving for this industry. As a group, these companies provide dividend yields of better than 4.00% and are selling at historically low P/E multiples. Consequently, we are content to hold these companies until the earnings outlook improves.

Finally, there is not a lot new to report on the tobacco holdings. Altria Group, the largest position in the portfolio, returned just over 60.00% for the year. We have pared back the position in Altria as it has appreciated towards our target, in order to reduce risk. Over the next few months, we expect the resolution of several long standing court cases. If we are correct in our belief that Altria will win each case, we expect to see significant appreciation in the share price. Our internal calculation of the value of Altria shares is in the $85 range. However, we have seen several estimates by top Wall Street analysts that put the value over $100 per share. The bottom line is that tobacco stocks have been great performers for the portfolio and we expect additional upside in the coming months.

Looking ahead, we would not be surprised to see the market remain range bound for the near future. While we expect earnings growth in the third quarter for the market to top 10.00%, the longer term outlook is somewhat more muted. Interest rates remain a key area of uncertainty with the potential for sharply rising rates a clear negative for the bond market as well as the housing market. With current rates around 4.30% on the 10-year bond, we have a hard time understanding why anyone would buy it. If rates rise by just 1.00%, which would still be low by historic standards, the value of the principal of these bonds would drop by 15.00%. We believe that dividend paying stocks with attractive valuations and steady earnings growth offer a much greater return potential. Consequently, we expect value stocks to continue their performance leadership.

Investment Results

(graph omitted)

Average Annual Total Returns
(for periods ended October 31, 2005)

Since Inception
One Year	(November 04, 2003)

Dreman Contrarian Large Cap Value Fund	14.10%	12.15%

S&P 500 Index	8.68%	8.95%

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling 1-800-247-1014.

* Return figures reflect any change in price per share and assume the reinvestment of all distributions. The Fund charges a 1% redemption fee on shares redeemed less than one year after they are purchased. The imposition of this fee is not reflected in the returns above.

** The Index is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees. The S&P 500 Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in the Index; however, an individual can invest in ETFs or other investment vehicles that attempt to track the performance of a benchmark index.

The Fund is distributed by Unified Financial Securities, Inc.

Member NASD

The chart above assumes an initial investment of $10,000 made on November 4, 2003 (commencement of Fund operations) and held through October 31, 2005. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance may be lower or higher than the performance data quoted. For more information on the Dreman Contrarian Large Cap Value Fund, and to obtain performance data current to the most recent month end, please call 1-800-247-1014. Investing in the Fund involves certain risks that are discussed in the Fund’s prospectus. Please read the prospectus carefully before you invest or send money.

The Fund is distributed by Unified Financial Securities, Inc., member NASD.

DREMAN CONTRARIAN MID CAP VALUE FUND

MANAGEMENT’S DISCUSSION & ANALYSIS

For the fiscal year ended October 31, 2005, the S&P MidCap 400 Index returned 17.63%, and the Dreman Contrarian Small Cap Fund, (the “Fund”), returned 20.52%. The past twelve months once again saw Mid Cap Value indices outpace their growth counterparts, with mid cap and small cap value stocks leading the charge relative to large cap stocks. The return to value equities was something that we foresaw 3 years ago after being concerned about the lofty valuations that had been accorded too many growth stocks. Despite the continued strong performance of value stocks relative to the overall market since the tech bubble collapsed in March of 2000, we continue to believe that market and economic conditions will favor value investing for years to come. Over the next several years we expect higher interest rates, moderate economic and earnings growth, and persistently higher energy prices. Taken together, we believe these conditions will bode well for the out-performance of value stocks relative to growth stocks.

Looking out to 2006, we believe that the combination of higher gasoline prices, sharp increases in home heating bills, and higher interest costs will strain consumers’ budgets. In fact, we are already starting to see the effect on consumer spending. Car companies, for example, are reporting sharp decreases in sales of SUV’s, with Ford and GM reporting 30.00% decreases in September sales compared to the prior year. In New York City, the average sale price of apartments fell 13.00% during September. While consumer spending is showing signs of weakening, we expect the corporate and government sector spending to remain robust. Consequently, we believe that while economic growth will slow, the economy is likely to continue to expand modestly in the coming quarters. By the early part of 2006, we should see construction spending pick up as the rebuilding effort along the Gulf Coast gets underway in earnest. This should provide a boost to a wide variety of industries and will help reduce the temporary increase in unemployment caused by the storms.

Importantly, it appears that we will enter the winter heating season with natural gas supplies at about a five-year average, but with production constrained due to hurricane damage. Since only 20.00% of winter natural gas demand is met through storage, the lower level of production could lead to significant price spikes if the winter is severe. Even if the winter is just normal, we may see a continuation of the increase in current natural gas prices, which are almost double what they were last year. We have seen reports that estimate consumers will be spending up to 50.00% more to heat their homes this winter compared to last year.

The recent interest rate increases will also pinch the economy through a cooling off of the housing sector. The Fed seems on track to increase the Federal Funds rate by an additional 0.25% at each of its next two meetings, at a minimum, which would bring the rate to 4.25% by year-end. Recently released minutes from the last Fed meeting show a rising concern about inflation among Fed members. While still low relative to historic levels, rising short-term rates mean consumers will be paying more on adjustable rate debt such as home equity loans and interest-only mortgages.

While the Fed has been raising short-term rates, longer-term rates have continued to languish. Given the borrowing needs created by the hurricane damage, the looming government spending to fund Social Security and Medicare, and the continuing need to attract capital to fund our trade deficit, we have little doubt that higher long-term interest rates are just a matter of time.

Turning to the portfolio, we continue to maintain overweight positions in the Energy, Industrials, and Health Care sectors relative to the Russell Mid Cap Value Index. Those sectors most exposed to the consumer, such as Consumer Discretionary and Technology, remain underweighted. During the year, we pared back numerous positions that either had reached our valuation targets, had increased in price to such an extent that they were no longer mid cap companies, or where fundamentals changed such that we were no longer confident in the fundamental outlook.

Energy was by far the best performing sector during the year, with almost all of the positions appreciating from 20.00% - 70.00% or more. At year-end, energy stocks represented about 16.00% of the portfolio. Among the best performers were Valero and Quicksilver, which returned 117.00% and 66.00%, respectively. The portfolio has been over weighted energy over the last 2 years and, given the fundamental outlook, we expect to overweight energy for the foreseeable future. The holdings in the Energy sector are split between exploration and production companies (E&P) and energy equipment and service companies. On the E&P side, we continue to focus on companies with significant reserves of natural gas in North America. Energy equipment and service stocks are poised for several years of strong growth as more effort is made to bring new production of oil and gas to the market. It will take a significantly higher level of capital investment for the world to increase supplies from current levels, which bodes well for companies such as NS Group.

For some time, we have maintained the belief that oil would stay above $50 per barrel and natural gas above $6 per 1,000 cubic feet (Mcf). At these prices, we believe the companies we currently own are undervalued. We believe that one doesn’t need heroic assumptions on future commodity prices to still be bullish on the Energy sector. As a final comment, we firmly believe that the energy holdings will be volatile. Investments based on commodity prices always are. In addition, there is a lot of “hot” money chasing the sector where a long-term holding period might mean from breakfast until lunch.

Health Care represents the second largest sector weighting at approximately 20.00%. We continue to overweight Health Care relative to the mid cap benchmarks because of the attractive combination of earnings growth and value that many Health Care names offer. The two pharmacy benefit management stocks in the portfolio, Medco Health and Caremark, both turned in particularly strong performance within the group, up on the order of 30%. The volatility in Health Care has created many potentially interesting investment opportunities and we are currently finalizing our research on several new names that are potential additions to the portfolio.

Industrial stocks represent approximately 14.00% of the total portfolio. The best performers were ITT Industries and General Cable, with returns of about 30.00%, each. We continue to expect many of our infrastructure companies to benefit in the coming years from the increased spending on road repair and construction as the US is forced to upgrade its long neglected infrastructure.

Financial stocks were the worst performing sector in the portfolio during the year, with the worst performance in the Thrift and Real Estate industries. We have been concerned for some time about the outlook for financial stocks and have been underweight the sector for several quarters relative to the Russell Mid Cap Value. Doral Financial and R&G Financial, both thrifts, each declined approximately 20.00%. They have been under pressure due to write-offs arising from their mortgage portfolios. Longer term, we still think R&G Financial offers attractive return potential as it currently trades at a P/E of 6.5 with earnings growth of approximately 10.00%. While Doral is similarly valued, we have lost confidence in management and consequently sold the position shortly after the quarter ended.

Real Estate stocks also declined 20.00% on average as investor concerns over interest rates caused interest in REITs to wane. Novastar has been a favorite of short sellers who remain convinced that the sub-prime mortgage area is due for a major fall. At current levels, Novastar yields almost 20.00% based on its regular quarterly dividend and our analysis shows that the yield is safe unless extraordinary events roil the economy. In fact, between November 2005 and January 2007, Novastar should pay out almost $10 in dividends or 30.00% of the current stock price. We see little on the horizon that will put these dividends at risk.

Looking ahead, we would not be surprised to see the market remain range bound for the near future. While we expect earnings growth over the fourth quarter for the market to top 10.00%, the longer-term outlook is somewhat more muted. Interest rates remain a key area of uncertainty, with the potential for sharply rising rates a clear negative for the bond market as well as the housing market. We are comfortable with the current portfolio positioning and are biding our time waiting for the market to create new investment opportunities. We would look to add to our position in Energy, if the stocks we like pull back from their recent highs. We think that mid cap stocks still offer attractive return opportunities, as we are still finding companies that we believe have attractive valuations and offer steady earnings growth.

Investment Results

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling 1-800-247-1014.

* Return figures reflect any change in price per share and assume the reinvestment of all distributions. The Fund charges a 1% redemption fee on shares redeemed less than one year after they are purchased. The imposition of this fee is not reflected in the returns above.

** The Index is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees. The S&P Mid-Cap 400 Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in the Index; however, an individual can invest in ETFs or other investment vehicles that attempt to track the performance of a benchmark index.

The Fund is distributed by Unified Financial Securities, Inc.

Member NASD

The chart above assumes an initial investment of $10,000 made on December 31, 2003 (commencement of Fund operations) and held through October 31, 2005. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance may be lower or higher than the performance data quoted. For more information on the Dreman Contrarian Mid Cap Value Fund, and to obtain performance data current to the most recent month end, please call 1-800-247-1014. Investing in the Fund involves certain risks that are discussed in the Fund’s prospectus. Please read the prospectus carefully before you invest or send money.

The Fund is distributed by Unified Financial Securities, Inc., member NASD.

DREMAN CONTRARIAN SMALL CAP VALUE FUND

MANAGEMENT’S DISCUSSION & ANALYSIS

For the fiscal year ended October 31, 2005, the Russell 2000 Index was up 12.08%, the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500”) returned 8.68%, and the Dreman Contrarian Small Cap Value Fund (the “Fund”) bettered both with a return of 15.10%. In the small cap arena, the 13.04% return of the Russell 2000 Value index easily outpaced the 10.91% return of the Russell 2000 Growth Index.

The US equity markets experienced strong returns over the past twelve months, with returns that were only slightly lower than the previous twelve-month period. Value stocks once again outperformed their growth counterparts across the entire market capitalization spectrum. The news over the past twelve months was dominated by the devastating series of hurricanes that seemed to hit on a weekly basis during late August and September. Katrina, Rita and Wilma are names that have now become infamous. These megastorms laid waste to large swaths of the coastal communities in Mississippi, Louisiana, Florida and east Texas. The visions of destruction and the devastating human impact will not soon be forgotten. Current estimates are that approximately 1,000 deaths are attributable to the storms with hundreds of thousands of people left homeless. Our thoughts and prayers go out to all who were affected by these natural disasters.

While equity market returns have been muted so far this year, the fact that all equity market indices ended the third quarter in positive territory is a testament to the resiliency of the US economy. The two hurricanes, Katrina and Rita that laid waste to large swaths of the coastal communities in Mississippi, Louisiana, and east Texas had a devastating human impact. Current estimates are that approximately 1,000 deaths are attributable to the storms with hundreds of thousands of people left homeless.

The economic consequences of the loss of Gulf Coast industrial output will be felt for years. While cost estimates of the damage are difficult to pin down, we may be looking at anywhere from $150 to $250 billion in clean-up costs and reconstruction. It is hard to estimate the effect on US economic output, but we would not be surprised to see growth about 0.50% lower than would have occurred without the storms.

The energy infrastructure in the Gulf was especially hard hit during the recent hurricanes. Much of the attention in the press was focused on the damage to refiners around the Gulf Coast. Approximately 15.00% of US refiner capacity was taken off line due to the storms, causing temporary gasoline shortages that drove prices well above $3 per gallon in some places. While lack of refining capacity has been an issue in the US for many years, the disruption from the storms focused political attention on the issue as consumers voiced growing concern about their ability to afford higher prices. Fortunately, gasoline is an internationally traded commodity so increased imports helped to avert an even larger price spike.

The most serious long-term economic consequence from the hurricanes may be the destruction of natural gas and oil production in the Gulf. Approximately 21.00% of the natural gas supply and 29.00% of the oil supply in the US comes from the Gulf of Mexico. According to the Minerals Managements Service (MMS), approximately 65.00% of the natural gas production and 77.00% of the oil production in the Gulf remained shut-off as of early October. Our sources in the Energy industry tell us that a significant amount of the lost production may take months to be brought back on line and that many of the older wells that were destroyed will never be replaced. While the US can make up the lost oil production through increased imports, there is no easy solution to replace lost natural gas production.

It appears that we will enter the winter heating season with natural gas supplies at about a five-year average, but with production constrained due to hurricane damage. Since only 20.00% of winter natural gas demand is met through storage, the lower level of production could lead to significant price spikes if the winter is severe. Even if the winter is just normal we may see a continuation of the increase in current natural gas prices, which are almost double what they were last year. We have seen reports that estimate consumers will be spending up to 50.00% more to heat their homes this winter compared to last year.

The recent interest rate increases will also pinch the economy through a cooling off of the housing sector. The Fed seems on track to increase the Federal Funds rate by an additional 0.25% at each of its next two meetings, at a minimum, which would bring the rate to 4.25% by year-end. Recently released minutes from the last Fed meeting show a rising concern about inflation among Fed members. While still low relative to historic levels, rising short-term rates mean consumers will be paying more on adjustable rate debt such as home equity loans and interest-only mortgages.

While the Fed has been raising short-term rates, longer term rates have continued to languish. The 10-year U.S. Treasury rate is still well below 4.50%. Given the borrowing needs created by the hurricane damage, the looming government spending to fund Social Security and Medicare, and the continuing need to attract capital to fund our trade deficit, we have little doubt that higher long-term interest rates are just a matter of time.

The combination of higher gasoline prices, sharp increases in home heating bills, and higher interest costs will strain consumers’ budgets. In fact, we are already starting to see the effect on consumer spending. Car companies are reporting sharp decreases in sales of SUV’s. During September, Ford and GM reported 30.00% decreases compared to the prior year. In New York City, the average sale price of apartments fell 13.00% during September. Finally, we are starting to see deterioration in credit quality as overdue payments on credit cards rose to 4.80% in the second quarter. It looks like the weakening of consumer demand that we have been expecting is finally at hand.

Even though consumer spending is showing signs of weakening, we expect the corporate and government sector spending to remain robust. Consequently, we believe that while economic growth will slow, the economy is likely to continue to expand modestly in the coming quarters. By the early part of 2006 we should see construction spending pick up as the rebuilding effort along the Gulf Coast gets underway in earnest. This will provide a boost to a wide variety of industries and will help reduce the temporary increase in unemployment caused by the storms.

Turning to the Fund’s portfolio, we continue to maintain overweight positions in the Energy, Basic Materials, Industrials, and Health Care sectors relative to the Russell 2000 Value Index. Those sectors most exposed to the consumer, such as Consumer Discretionary and Technology, remain underweighted. During the quarter, we pared back numerous positions that either had reached our valuation targets, had increased in price to such an extent that they were no longer small cap companies, or where fundamentals changed such that we were no longer confident in the fundamental outlook. The turnover in the fund has been averaging 78.00% over the last two years, a level that is well below average for small cap funds. The strong performance of small cap stocks over the last three years has added to the turnover as rapid advances in stock prices have meant that valuation targets can be reached in a matter of months. The portfolio’s turnover is a consequence of our attempt to maintain the portfolio consistently invested in value stocks with strong fundamentals that, on average, have market capitalization under $2 billion.

Energy was by far the best performing sector during the past year with most of the positions appreciating by over 50% or more. At the end of October, energy stocks represented about 18.00% of the portfolio. Among the best performers were Parallel Petroleum and Carrizo Oil & Gas, which returned 56.00% and 44.00%, respectively. The portfolio has been over weighted in energy since the Fund’s inception, and given the fundamental outlook, we expect to overweight energy for the foreseeable future. The holdings in the Energy sector are split between exploration and production companies (E&P) and energy equipment and service companies.

On the E&P side, we continue to focus on companies with significant reserves of natural gas in North America. While many do not appear “cheap” when focusing on near-term earnings, our focus is on the value of gas reserves in the ground. For example, Parallel Petroleum currently trades at an approximate P/E of 20 based on 2006 earnings, hardly a low P/E stock. However, when we calculate the value of its gas reserves in Texas, New Mexico, and Utah, we come up with a value of better than $30 per share, more than twice the current stock price. More importantly, to get to this value, we assume natural gas prices of $6.50 per Mcf (thousand cubic feet), about half the current level.

Energy equipment and service stocks are poised for several years of strong growth as more effort is made to bring new production of oil and gas to the market. In order to just keep gas and oil supplies at current levels, it takes an ever-increasing amount of drilling because of the rate of depletion that is occurring in currently producing wells. It will take a significantly higher level of capital investment for the world to increase supplies from current levels, which bodes well for companies such as Grant Prideco, Patterson UTI, Cal Dive International, etc. Most of the equipment and service companies trade at P/E ratios in the mid-teens based on 2006 earnings estimates. What makes these companies so attractive is that their earnings growth rates over the next three years should exceed 25.00%. In our view, only a collapse in oil and gas prices to less than half their current levels will change their earnings outlook. Hence, the key question in assessing the attractiveness of energy investments is the future outlook for energy prices.

For some time we have maintained the belief that oil would stay above $50 per barrel and natural gas above $6 per 1,000 cubic feet (Mcf). At these prices, we believe the companies we currently own are undervalued. The futures market provides data on the outlook that investors and speculators have on oil and natural gas prices. As of early October, the 6-year futures on oil were trading just above $62 per barrel. Oil producers could lock in a sale price on oil above $60 for the next 6 years. The 6-year natural gas futures are trading over $8.80 per Mcf.

While the market is often wrong on the future outlook for prices (remember the technology bubble!), the futures market provides a hedging opportunity where energy companies can lock in the future sale price of their production. If we were running these companies, we would certainly look to take advantage of the opportunity to lock in future profits. The bottom line is that you do not need heroic assumptions on future commodity prices to still be bullish on the Energy sector. As a final comment, we firmly believe that the energy holdings will be volatile. Investments based on commodity prices always are. In addition, there is a lot of “hot” money chasing the sector where a long-term holding period might mean from breakfast until lunch.

Industrial stocks currently represent approximately 22.00% of the portfolio. The best performer was Precision Castparts, which returned over 85.00% before we eliminated the position on a valuation basis in August. A recent addition of note is Insteel, which produces concrete reinforcing products that are used in road building as well as commercial construction. It currently trades at just 6.2 times trailing earnings and has an excellent balance sheet. We expect Insteel to benefit in the coming years from the increased spending on road repair and construction as the US is forced to upgrade the long neglected infrastructure. In fact, several of the portfolio’s holdings such as General Cable and Watts Water Technologies also stand to benefit from this trend.

We continue to like the aerospace and defense stocks and they represent about a third of the portfolio’s industrial positions. Among our favourite names in this area are Aviall and DRS Technologies. Aviall trades at a P/E of 19 times, a little rich for our taste, but it has increased greatly since our initial foray. We still hold it because of its unique position as a sole supplier of parts for a large number of widely used jet engines and other key plane assemblies. Most of its focus is on after-market parts that have to be replaced on a regular basis. We see continued earnings growth in the low to mid-teens over the next five years. DRS Technologies focuses more on the defense area with a wide range of products in the intelligence, data gathering, and surveillance areas. Like Aviall, it should enjoy growth rates near the mid teens level for the next three to five years.

DHB Industries and Duratek were the two worst performing industrial stocks during the last fiscal quarter. DHB Industries declined over 46.00% due to fears of serious financial consequences stemming from lawsuits that claim the company did not appropriately warn investors about problems with its products. Given that DHB produces body armour for police and the military, product quality and consumer confidence are extremely important. We decided to sell the stock rather than wait for the outcome of the lawsuits. Duratek fell over 30.00% after announcing poor quarterly results. We still like the company and think its business of handling, cleaning up, transporting, and disposing of nuclear material is sound. Trading at just 13 times 2005 earnings, Duratek is cheap and should produce mid-teens earnings growth through time.

The portfolio’s health care stocks currently account for 11.00% of the total portfolio and we are likely to add to this weighting. Triad Hospitals and Lifepoint Hospitals declined slightly during the year as the impact of the hurricanes and fears of bad debts weighed on the stocks, again showing the far reach of the fall’s devastating series of storms. Biovail Corp., a pharmaceutical stock with a portfolio of products that aid in the oral delivery of drugs, was a standout with a return of over 33.00%. Biovail was added during the last fiscal quarter so it did not take long to add value. In fact, this is an example of our earlier statement about how quickly small cap stock prices can change.

Financial stocks were hindered by the growing headwind of rising interest rates over the past year. The Fund’s holdings in Real Estate related financial industries were particularly weak. We have been concerned for some time about the outlook for financial stocks and have been underweight the sector for several quarters relative to the Russell 2000 Value Index. Doral Financial and R&G Financial, both thrifts, each declined approximately 20.00%. They have been under pressure due to write-offs arising from their mortgage portfolios. Longer term, we still think R&G Financial offers attractive return potential as it currently trades at a P/E of 6.5 with earnings growth of approximately 10.00%. While Doral is similarly valued, we have lost confidence in management and consequently sold the position shortly after the quarter ended.

Real Estate stocks also were hurt by weakness late in the year as investor concerns over interest rates caused interest in REITs to wane. We hold about 6.50% of the Fund’s portfolio in REITs, about half that of the small cap value benchmark, and remain confident on the long-term prospects for companies such as KKR Financial, Newcastle Investment, and Novastar Financial. Novastar has been a favorite of short sellers who remain convinced that the sub-prime mortgage area is due for a major fall. At current levels, Novastar yields almost 20.00% based on its regular quarterly dividend and our analysis shows that the yield is safe unless extraordinary events roil the economy. In fact, between November 2005 and January 2007, Novastar should pay out almost $10 in dividends or 30.00% of the current stock price. We see little on the horizon that will put these dividends at risk.

Looking ahead, we would not be surprised to see the market remain range bound for the near future. While we expect earnings growth in the third quarter for the market to top 10.00%, the longer term outlook is somewhat more muted. Interest rates remain a key area of uncertainty, with the potential for sharply rising rates a clear negative for the bond market as well as the housing market. With current rates around 4.30% on the 10-year bond, we have a hard time understanding why anyone would buy it. If rates rise by just 1.00%, which would still be low by historic standards, the value of the principal of these bonds would drop by 15.00%. We believe small cap stocks still offer attractive return opportunities as we are still finding companies with attractive valuations and steady earnings growth.

Investment Results

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling 1-800-247-1014.

* Return figures reflect any change in price per share and assume the reinvestment of all distributions. The Fund charges a 1% redemption fee on shares redeemed less than one year after they are purchased. The imposition of this fee is not reflected in the returns above.

** The Index is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees. The Russell 2000 Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in the Index; however, an individual can invest in ETFs or other investment vehicles that attempt to track the performance of a benchmark index.

The Fund is distributed by Unified Financial Securities, Inc.

Member NASD

The chart above assumes an initial investment of $10,000 made on December 31, 2003 (commencement of Fund operations) and held through October 31, 2005. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance may be lower or higher than the performance data quoted. For more information on the Dreman Contrarian Small Cap Value Fund, and to obtain performance data current to the most recent month end, please call 1-800-247-1014. Investing in the Fund involves certain risks that are discussed in the Fund’s prospectus. Please read the prospectus carefully before you invest or send money.

The Fund is distributed by Unified Financial Securities, Inc., member NASD.

FUND HOLDINGS – (unaudited)

(graph omitted)

Common Stock 96.34%

Money Market Securities 3.70%

Liabilities in excess of other assets (0.04%)

1As a percent of net assets

(graph omitted)

Common Stock	98.58%
Corporate Bonds	1.58%
Money Market Securities	4.80%
Closed-end Mutual Funds	2.02%
Liabilities in excess of others	-4.96%

1As a percent of net assets

(graph omitted)

Common Stock	94.83%
Closed-end Mutual Funds	2.02%
Money Market Securities	2.72%
Other assets less liabilities	0.43%

1As a percent of net assets

Availability of Portfolio Schedule

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available at the SEC’s website at www.sec.gov. The Funds Forms N-Q may be reviewed and copied at the Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

ABOUT YOUR FUND'S EXPENSES - (unaudited)

As a shareholder in one of the Funds, you incur two types of costs: (1) transaction costs, including redemption fees on shares redeemed within one year of their purchase; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2005 to October 31, 2005.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs may have been higher.

* Expenses are equal to the Fund’s annualized expense ratio of 1.30%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the partial year period).

* Expenses are equal to the Fund’s annualized expense ratio of 1.40% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the partial year period).

* Expenses are equal to the Fund’s annualized expense ratio of 1.50% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the partial year period).

Dreman Funds
Dreman Contrarian Large Cap Value Fund
Schedule of Investments
October 31, 2005

Common Stocks - 96.34%	Shares	Value
Air Courier Services - 0.44%		
Fedex Corp.	300	$ 27,579
Cigarettes - 1.71%		
Reynolds American, Inc.	1,255	106,675
Converted Paper & Paperboard Products - 1.10%		
3M Co.	900	68,382
Crude Petroleum & Natural Gas - 9.86%		
Anadarko Petroleum Corp.	1,300	117,923
Apache Corp.	1,800	114,894
Burlington Resources, Inc.	1,050	75,831
Devon Energy Corp.	3,400	205,292
Encana Corp.	400	18,344
Kerr-McGee Corp.	30	2,551
Occidental Petroleum Corp.	1,000	78,880
		613,715
Drilling Oil & Gas Wells - 0.09%		
Transocean, Inc. (a)	100	5,749
Electronic & Other Electrical Equipment - 0.87%		
General Electric Co.	1,600	54,256
Electronic Connectors - 0.81%		
Tyco International Ltd.	1,900	50,141
Federal & Federally - Sponsored Credit Agencies - 8.77%		
Federal Home Loan Mortgage Corp (Freddie Mac)	4,100	251,535
Federal National Mortgage Association (Fannie Mae)	6,200	294,624
		546,159
Fire, Marine & Casualty Insurance - 3.28%		
American International Group, Inc.	3,150	204,120
Food & Kindred Products - 10.13%		
Altria Group, Inc.	7,700	577,885
British American Tobacco Plc. (b)	1,200	52,884
		630,769
Motor Vehicles & Passenger Car Bodies - 1.01%		
Paccar , Inc.	900	63,018
National Commercial Banks - 9.15%		
Bank of America Corp.	3,642	159,301
Citigroup, Inc.	1,300	59,514
KeyCorp	2,100	67,704
PNC Financial Services Group, Inc.	1,000	60,710
Regions Financial Corp.	2,500	81,375
U.S. Bancorp	2,200	65,076
Wachovia Corp.	1,500	75,780
		569,460

See accompanying notes which are an integral part of the financial statements.

Dreman Funds
Dreman Contrarian Large Cap Value Fund
Schedule of Investments - continued
October 31, 2005

Common Stocks - 96.34% - continued	Shares	Value
Petroleum Refining - 11.17%		
ChevronTexaco Corp.	4,400	$ 251,108
ConocoPhillips Co.	6,800	444,584
		695,692
Pharmaceutical Preparations - 7.79%		
Bristol-Myers Squibb, Inc.	5,660	119,822
Merck & Co., Inc.	4,075	114,997
Pfizer, Inc.	7,620	165,659
Wyeth	1,900	84,664
		485,142
Retail - Department Stores - 1.38%		
Federated Department Stores, Inc.	1,400	85,918
Retail - Drug Stores & Proprietary Stores - 1.45%		
MedcoHealth Solutions, Inc. (a)	1,595	90,118
Retail - Lumber & Other Building Materials Dealers - 1.98%		
Home Depot, Inc.	3,000	123,120
Retail - Miscellaneous Shopping Goods Stores - 2.72%		
Borders Group, Inc.	5,500	107,965
Staples, Inc.	2,700	61,371
		169,336
Savings Institutions, Not Federally Chartered - 5.60%		
Sovereign Bancorp, Inc.	2,400	51,768
Washington Mutual, Inc.	7,500	297,000
		348,768
Services - Computer Programming, Data Processing - 1.46%		
Electronic Data Systems Corp.	3,900	90,909
Services - General Medical & Surgical Hospitals - 1.39%		
HCA, Inc.	1,800	86,742
Services - Medical Laboratories - 3.14%		
Laboratory Corp. of America Holdings (a)	2,310	111,458
Quest Diagnostics, Inc.	1,800	84,078
		195,536
Surgical & Medical Instruments & Apparatus - 0.64%		
Becton, Dickinson & Co.	790	40,092
Tobacco Products - 5.42%		
Imperial Tobacco Group Plc. (b)	900	51,948
UST, Inc.	6,900	285,591
		337,539

See accompanying notes which are an integral part of the financial statements.

See accompanying notes which are an integral part of the financial statements.

Dreman Funds
Dreman Contrarian Mid Cap Value Fund
Schedule of Investments
October 31, 2005

Common Stocks - 98.58%	**Shares**	**Value**
Agriculture Chemicals - 0.79%		
The Scotts Miracle-Gro Co.	100	$ 8,779
Apparel & Other Finished Products of Fabrics & Similar Materials - 0.38%		
Columbia Sportswear (a)	100	4,243
Ball & Roller Bearings - 1.27%		
Timken Co.	500	14,180
Carpets & Rugs - 0.70%		
Mohawk Industries, Inc. (a)	100	7,805
Canned, Fruits, Vegetables, Preserves, Jams & Jellies - 1.09%		
Del Monte Foods Co. (a)	1,150	12,167
Calculating & Accounting Machines - 0.97%		
Diebold, Inc.	300	10,842
Cigarettes - 1.90%		
Reynolds American, Inc.	250	21,250
Commercial Printing - 1.41%		
Donnelley, R.R. & Sons, Co.	450	15,759
Crude Petroleum & Natural Gas - 7.10%		
Anadarko Petroleum Corp.	100	9,071
Apache Corp.	100	6,383
Chesapeake Energy Co.	650	20,865
Newfield Exploration Co.	200	9,066
Noble Energy, Inc.	150	6,008
Pioneer Natural Resources Co.	150	7,507
Pogo Producing Co.	250	12,625
Occidental Petroleum Corp.	100	7,888
		79,413
Drawing & Insulating of Nonferrous Wire - 0.95%		
General Cable Corp. (a)	650	10,562
Electric Services - 1.14%		
P G & E Corp.	100	3,638
PPL Corp.	150	4,701
Progress Energy, Inc.	100	4,359
		12,698
Electrical Lighting & Wiring Equipment - 0.95%		
Cooper Industries, Inc.	150	10,634
Fats & Oils - 0.87%		
Archer Daniel Midland Co.	400	9,748
Finance Lessors - 3.26%		
CIT Group, Inc.	500	22,865
Morgan Stanley Dean Witter & Co.	250	13,602
		36,467

See accompanying notes which are an integral part of the financial statements.

Dreman Funds
Dreman Contrarian Mid Cap Value Fund
Schedule of Investments - continued
October 31, 2005

Common Stocks - 98.58% - continued	Shares	Value
Fire, Marine & Casualty Insurance - 4.15%		
American International Group, Inc.	250	$ 16,200
Cincinnati Financial Corp.	323	13,744
Loews Corp.	200	8,230
Ohio Casualty Corp.	300	8,184
		46,358
General Industrial Machinery & Equipment - 0.85%		
Ingersoll Rand Co.	250	9,447
Hospital & Medical Service Plans - 1.29%		
Triad Hospitals, Inc. (a)	350	14,395
Insurance Agents, Brokers & Service - 0.50%		
Willis Group Holdings, Ltd.	150	5,571
Investment Advice - 1.57%		
Eaton Vance Corp.	300	7,467
Nuveen Investments, Inc.	250	10,117
		17,584
Laboratory Analytical Instruments - 2.01%		
Beckman Coulter, Inc.	300	14,778
Mettler Toledo International, Inc. (a)	150	7,740
		22,518
Local & Suburban Transit & Interurban Highway Passenger Transit - 1.02%		
Laidlaw International, Inc.	500	11,370
Measuring & Controlling Devices - 1.62%		
Thermo Electron Corp. (a)	600	18,114
Metal Mining - 0.37%		
Companhia Vale do Rio Doce (b)	100	4,133
Miscellaneous Industrial & Commercial Machinery & Equipment - 1.77%		
Eaton Corp.	250	14,707
ITT Industries, Inc.	50	5,080
		19,787
Miscellaneous Furniture & Fixtures - 0.62%		
Hillenbrand Industries, Inc.	150	6,911
Miscellaneous Fabricated Metal Products - 0.56%		
Parker Hannifin Corp.	100	6,268
Motors & Generators - 0.91%		
AMETEK, Inc.	250	10,183
Motors Vehicles & Passenger Car Bodies - 1.25%		
Paccar, Inc.	200	14,004

See accompanying notes which are an integral part of the financial statements.

Dreman Funds
Dreman Contrarian Mid Cap Value Fund
Schedule of Investments - continued
October 31, 2005

Common Stocks - 98.58% - continued	Shares	Value
National Commercial Banks - 4.79%		
Bank of America Corp.	450	$ 19,683
First Horizon National Corp.	150	5,802
Marshall & Ilsley Corp.	300	12,888
Wachovia Corp.	300	15,156
		53,529
Natural Gas Distribution - 1.00%		
Southern Union Co. (a)	475	11,172
Non-Operating Establishments - 0.32%		
Hancock Holdings, Inc.	100	3,567
Oil & Gas Field Services - 0.69%		
Houston Exploration Co. (a)	150	7,733
Ordinance & Accessories - 0.94%		
Alliant Techsystem, Inc. (a)	150	10,533
Orthopedic, Prosthetic & Surgical Appliances & Supplies - 0.93%		
Biomet, Inc.	300	10,449
Petroleum Refining - 7.31%		
Amerada Hess Corp.	50	6,255
Conocophillips	400	26,152
Murphy Oil Corp.	150	7,027
Sunoco, Inc.	150	11,175
Tesoro Corp.	250	15,288
Valero Energy Corp.	150	15,786
		81,683
Pharmaceutical Preparations - 1.46%		
Biovail Corp. (a)	750	16,343
Poultry Slaughtering and Processing - 1.03%		
Tyson Foods, Inc.	650	11,570
Primary Smelting & Refining of Nonferrous Metals - 1.08%		
Inco Ltd.	300	12,066
Radio & TV Broadcasting & Communications Equipment - 0.35%		
L 3 Communications Holdings, Inc.	50	3,891
Railroads, Line-Haul Operating - 0.41%		
CSX Corp.	100	4,581
Real Estate Investment Trusts - 5.86%		
Aames Investment Corp.	1,750	10,483
KKR Financial Corp.	650	14,508
Novastar Financial, Inc.	650	19,129
Ventas, Inc.	700	21,441
		65,561
Retail - Auto & Home Supply Stores - 1.09%		
Advance Auto Parts, Inc. (a)	- *	19
Autozone, Inc. (a)	150	12,135
		12,154

* Shares owned are less than .5 shares.

See accompanying notes which are an integral part of the financial statements.

Dreman Funds
Dreman Contrarian Mid Cap Value Fund
Schedule of Investments - continued
October 31, 2005

Common Stocks - 98.58% - continued	**Shares**	**Value**
Retail - Building Materials, Hardware, Garden Supply - 1.14%		
The Sherwin-Williams Co.	300	$ 12,765
Retail - Drug Stores & Proprietary Stores - 5.84%		
Caremark Rx, Inc. (a)	600	31,440
MedcoHealth Solutions, Inc. (a)	600	33,900
		65,340
Retail - Family Clothing Stores - 1.54%		
TJX Companies, Inc.	800	17,224
Savings Institution, Federally Chartered - 0.79%		
Commercial Capital Bancorp, Inc.	550	8,833
Security Brokers, Dealers & Flotation Companies - 2.66%		
Bear Stearns Co.	100	10,580
Goldman Sachs Group, Inc.	100	12,637
T Rowe Price Group, Inc.	100	6,552
		29,769
Services - Business Services - 0.88%		
West Corp. (a)	250	9,862
Services - Computer Integrated Systems Design - 0.58%		
Convergys Corp. (a)	400	6,500
Services - Computer Processing & Data Preparation - 1.51%		
DST Systems, Inc. (a)	300	16,836
Services - Computer Programming, Data Processing - 1.42%		
GTECH Holdings Corp.	500	15,920
Services - Medical Laboratories - 2.72%		
Quest Diagnostics, Inc.	650	30,361
Services - Prepackaged Software - 1.95%		
Siebel Systems, Inc.	950	9,833
Symantec Corp. (a)	500	11,925
		21,758
State Commercial Banks - 0.57%		
R & G Financial Corp. Cl B	650	6,370
Steel Works, Blast Furnaces & Rolling Mills - 0.62%		
NS Group, Inc. (a)	200	6,922
Surety Insurance - 0.99%		
AMBAC Financial Group, Inc.	100	7,089
The PMI Group, Inc.	100	3,988
		11,077

See accompanying notes which are an integral part of the financial statements.

Dreman Funds
Dreman Contrarian Mid Cap Value Fund
Schedule of Investments - continued
October 31, 2005

Common Stocks - 98.58% - continued	Shares	Value
Tobacco Products - 1.11%		
UST, Inc.	300	$ 12,417
Wholesale - Chemicals & Allied Products - 0.85%		
Sigma Alderich Corp.	150	9,555
Wholesale - Drugs, Proprietaries & Druggists' Sundries - 2.52%		
Cardinal Health, Inc.	450	28,130
Wholesale - Farm Product Raw Materials - 0.59%		
Universal Corp.	175	6,552
Wholesale - Professional & Commercial Equipment & Supplies - 1.77%		
Fisher Scientific International , Inc. (a)	350	19,775
TOTAL COMMON STOCKS (Cost $1,056,648)		1,101,988
Corporate Bond - 1.58%	**Principal Amount**	
Southern Energy Inc., 7.90%, 7/15/09 (c)	$ 15,000	17,662
TOTAL CORPORATE BONDS (Cost $8,775)		17,662
Money Market Securities - 4.80%	**Shares**	
Huntington Money Market Fund IV, 3.29% (d)	53,722	53,722
TOTAL MONEY MARKET SECURITIES (Cost $53,722)		53,722
TOTAL INVESTMENTS (Cost $1,119,145) - 104.96%		$ 1,173,372
Liabilities in excess of other assets - (4.96)%		(55,481)
TOTAL NET ASSETS - 100.00%		$ 1,117,891

(a) Non-income producing.
(b) American Depositary Receipts.
(c) Security is in default. Company is in Chapter 11 bankruptcy.
(d) Variable rate security; the yield shown represents the rate at October 31, 2005.

See accompanying notes which are an integral part of the financial statements.

Dreman Funds
Dreman Contrarian Small Cap Value Fund
Schedule of Investments
October 31, 2005

Common Stocks - 94.83%	**Shares**	**Value**
Agricultural Production - Crops - 1.23%		
Chiquita Brands International, Inc.	1,500	$ 41,415
Biological Products - 0.91%		
Charles River Laboratories International, Inc. (a)	700	30,632
Cogeneration Services & Small Power Products - 0.72%		
Covanta Holding Corp.	2,100	24,339
Communications Equipment - 1.07%		
Applied Signal Technology, Inc.	2,100	36,036
Communications Services - 1.16%		
Inphonic, Inc. (a)	2,700	39,042
Crude Petroleum & Natural Gas - 5.55%		
ATP Oil & Gas Corp. (a)	1,400	44,422
Carrizo Oil & Gas, Inc. (a)	2,900	75,226
Denbury Resources, Inc. (a)	500	21,815
Parallel Petroleum Corp. (a)	1,000	13,230
Petrohawk Energy Corp. (a)	2,600	32,136
		186,829
Drawing & Insulating of Nonferrous Wire - 2.85%		
General Cable Corp. (a)	5,900	95,875
Drilling Oil & Gas Wells - 4.91%		
Grey Wolf, Inc. (a)	8,600	66,048
Patterson-UTI Energy, Inc.	1,475	50,342
Pioneer Drilling Co. (a)	2,850	48,821
		165,211
Electric Services - 0.34%		
Allegheny Energy, Inc. (a)	400	11,304
Electrical Work - 1.09%		
Emcor Group, Inc. (a)	600	36,600
Fabricated Plate Work - 0.74%		
Natco Group, Inc. (a)	1,100	24,948
Fire, Marine & Casualty Insurance - 3.76%		
Aspen Insurance Holdings LTD.	1,800	43,542
Endurance Specialty Holdings Ltd.	1,200	39,792
Safety Insurance Group, Inc.	1,000	37,610
Specialty Underwriters Alliance, Inc. (a)	800	5,600
		126,544
General Building Contractors - 1.49%		
Walter Industries, Inc.	1,100	50,237
Gold and Silver Ores - 1.42%		
Goldcorp, Inc.	2,400	47,904

See accompanying notes which are an integral part of the financial statements.

Dreman Funds
Dreman Contrarian Small Cap Value Fund
Schedule of Investments - continued
October 31, 2005

Common Stocks - 94.83% - continued	Shares	Value
Grain Mill Products - 0.35%		
Ralcorp Holdings, Inc. (a)	300	$ 11,670
Hazardous Waste Management - 1.19%		
Duratek, Inc. (a)	2,800	39,956
Hospital & Medical Service Plans - 0.61%		
Triad Hospitals, Inc. (a)	500	20,565
Industrial Trucks, Tractors, Trailors & Stackers - 1.31%		
Terex Corp. (a)	800	43,976
Instruments for Measuring & Testing of Electricity & Electric Signals - 1.42%		
Adeza Biomedical Corp. (a)	2,800	47,740
Laboratory Analytical Instruments - 3.02%		
Beckman Coulter, Inc.	900	44,334
PerkinElmer, Inc.	2,600	57,382
		101,716
Magnetic & Optical Recording Media - 2.07%		
Komag, Inc. (a)	2,600	69,732
Mining Machinery & Equipment - 0.62%		
Bucyrus International, Inc. - Class A	500	20,775
Miscellaneous Business Credit Institutions - 0.98%		
NGP Capital Resource Co. (a)	2,300	33,005
Miscellaneous Fabricated Metal Products - 1.16%		
Watts Water Technologies, Inc.	1,400	38,864
Miscellaneous Industrial & Commercial Machinery & Equipment - 1.02%		
Curtiss Wright Corp.	600	34,410
Miscellaneous Metal Ores - 1.99%		
Cameco Corp.	1,400	66,920
Miscellaneous Products of Petroleum & Coal - 0.47%		
Headwaters, Inc. (a)	500	15,920
National Commercial Banks - 0.22%		
Sterling Financial Corp.	300	7,512
Natural Gas Distribution - 2.55%		
Southern Union Co. (a)	3,649	85,819
Oil & Gas Field Machinery & Equipment - 4.12%		
Cal Dive International, Inc. (a)	500	30,770
Grant Prideco, Inc. (a)	1,325	51,529
Oil States International, Inc. (a)	1,700	56,270
		138,569

See accompanying notes which are an integral part of the financial statements.

Dreman Funds
Dreman Contrarian Small Cap Value Fund
Schedule of Investments - continued
October 31, 2005

Common Stocks - 94.83% - continued	Shares	Value
Oil & Gas Field Services - 0.91%		
Superior Energy Services, Inc. (a)	1,500	$ 30,570
Operators of Apartment Buildings - 0.80%		
GMH Communities Trust	1,800	26,946
Petroleum Refining - 0.73%		
Frontier Oil Corp.	200	7,376
Holly Corp.	300	17,280
		24,656
Pharmaceutical Preparations - 2.10%		
Biovail Corp. (a)	2,300	50,117
Par Pharmaceutical Companies, Inc. (a)	800	20,704
		70,821
Railroads, Line-Haul Operating - 1.27%		
Prospect Energy Corp.	3,000	42,870
Real Estate Investment Trusts - 6.73%		
Aames Investment Corp.	5,600	33,544
Jer Investors Trust	1,900	32,395
KKR Financial Corp.	1,500	33,480
Newcastle Investment Corp.	1,700	44,693
Novastar Financial, Inc.	2,800	82,404
		226,516
Refuse Systems - 1.90%		
WCA Waste Corp. (a)	7,200	64,080
Rolling Drawing & Extruding of Nonferrous Metals - 1.10%		
RTI International Metals, Inc. (a)	1,100	36,872
Search, Detection, Navigation, Guidance, Aeronautical Systems - 1.46%		
DRS Technologies, Inc. (a)	1,000	49,260
Secondary Smelting & Refining of Nonferrous - 1.62%		
Aleris International, Inc. (a)	2,100	54,516
Services - Business Services - 1.90%		
HMS Holdings Corp. (a)	9,000	64,080
Services - Computer Programing, Data Processing, Etc. - 1.35%		
United Online, Inc.	3,400	45,594
Services - Educational Services - 1.99%		
Nobel Learning Communities, Inc. (a)	7,100	67,095
Services - Engineering Services - 2.16%		
URS Corp. (a)	1,800	72,774
Services - General Medical & Surgical Hospitals - 0.63%		
Lifepoint Hospitals, Inc. (a)	545	21,309

See accompanying notes which are an integral part of the financial statements.

Dreman Funds
Dreman Contrarian Small Cap Value Fund
Schedule of Investments - continued
October 31, 2005

Common Stocks - 94.83% - continued	Shares	Value
Services - Miscellaneous Amusement & Recreation - 1.13%		
Lakes Entertainment, Inc. (a)	4,050	$ 37,868
Services - Nursing & Personal Care Facilities - 0.42%		
Kindred Healthcare, Inc. (a)	500	14,000
Semiconductors & Related Devices - 1.83%		
Aeroflex, Inc. (a)	6,800	61,608
State Commercial Banks - 0.12%		
R&G Financial Corp. - Class B	400	3,920
Steel Pipe & Tubes - 1.14%		
Northwest Pipe Co. (a)	1,700	38,471
Steel Works, Blast Furnaces & Rolling Mills - 4.91%		
Insteel Industries, Inc.	3,200	50,944
N S Group, Inc. (a)	1,100	38,071
Oregon Steel Mills, Inc. (a)	3,000	76,170
		165,185
Wholesale - Computers & Peripheral Equipment & Software - 1.68%		
Scansource, Inc. (a)	1,000	56,640
Wholesale - Electrical Apparatus & Equipment, Wiring Supplies - 1.76%		
Anixter International, Inc. (a)	1,600	59,328
Wholesale - Hardware & Plumbing & Heating Equipment & Supplies - 1.19%		
Hughes Supply, Inc.	1,200	40,140
Wholesale - Machinery, Equipment & Supplies - 1.97%		
Aviall, Inc. (a)	2,100	66,255
Wholesale - Metals & Minerals - 0.68%		
Uranium Resources, Inc. (a)	36,800	22,816
Wholesale - Metals Service Centers & Offices - 1.01%		
Castle A M & Co. (a)	1,700	33,881
TOTAL COMMON STOCKS (Cost $3,085,034)		3,192,136
Closed-end Mutual Funds - 2.02%		
Tortoise Energy Capital Corp.	2,200	53,086
Tortoise Energy Infrastructure Corp.	504	14,792
TOTAL CLOSED-END MUTUAL FUNDS (Cost $67,500)		67,878
Money Market Securities - 2.72%		
Huntington Money Market Fund IV, 3.29% (b)	91,596	91,596
TOTAL MONEY MARKET SECURITIES (Cost $91,596)		91,596
TOTAL INVESTMENTS (Cost $3,244,130) - 99.57%		$ 3,351,610
Other assets less liabilities - 0.43%		14,378
TOTAL NET ASSETS - 100.00%		$ 3,365,988

(a) Non-income producing.
(b) Variable rate security; the yield shown represents the rate at October 31, 2005.

See accompanying notes which are an integral part of the financial statements.

Dreman Contrarian Funds
Statements of Assets and Liabilities
October 31, 2005

	Dreman Contrarian Large Cap Value Fund	Dreman Contrarian Mid Cap Value Fund	Dreman Contrarian Small Cap Value Fund
Assets:			
Investments in securities			
At cost	$ 5,381,968	$ 1,119,145	$ 3,244,130
At market value	$ 6,229,120	$ 1,173,372	$ 3,351,610
Interest receivable	708	83	286
Dividends receivable	11,720	1,120	2,559
Receivable for investments sold	-	450,567	116,366
Receivable from Advisor	13,130	6,697	17,732
Prepaid expenses	369	379	5,787
Total assets	6,255,047	1,632,218	3,494,340
Liabilities:			
Payable for investments purchased	11,036	496,961	101,874
Payable for fund shares purchased	-	-	2,053
Payable to affiliates	5,025	4,888	4,963
Accrued trustee & officer expenses	1,058	1,106	1,057
Other accrued expenses	11,358	11,372	18,405
Total liabilities	28,477	514,327	128,352
Net Assets:	$ 6,226,570	$ 1,117,891	$ 3,365,988
Net Assets consist of:			
Paid in capital	5,136,876	906,750	4,262,579
Accumulated undistributed net investment income	79,660	543	4,497
Accumulated undistributed net realized gain (loss) on investments	162,882	156,371	(1,008,568)
Net unrealized appreciation on investments	847,152	54,227	107,480
Net Assets:	$ 6,226,570	$ 1,117,891	$ 3,365,988
Shares outstanding	503,988	88,284	259,358
(unlimited number of shares authorized with no par value)			
Net asset value and offering price per share	$ 12.35	$ 12.66	$ 12.98
Redemption Price per share (a)	$ 12.23	$ 12.53	$ 12.85

(a) A redemption fee of 1.00% is charged on shares held less than one year.

See accompanying notes which are an integral part of the financial statements.

Dreman Contrarian Funds
Statements of Operations
Fiscal Year ended October 31, 2005

	Dreman Contrarian Large Cap Value Fund	Dreman Contrarian Mid Cap Value Fund	Dreman Contrarian Small Cap Value Fund
Investment Income			
Dividend income (Net of withholding tax of $124, $8, and $44, respectively)	$ 151,308	$ 13,745	$ 34,560
Interest income	5,036	857	1,841
Total Income	156,344	14,602	36,401
Expenses			
Investment advisor fee	44,460	8,529	17,740
12b-1 expenses	14,700	2,497	4,641
Administration expenses	19,392	25,000	25,000
Transfer agent expenses	14,814	13,216	13,123
Fund accounting expenses	14,392	20,000	20,000
Legal expenses	13,609	14,724	12,261
Trustee & officer expenses	10,459	11,200	11,138
Auditing expenses	7,242	7,241	8,092
Custodian expenses	2,122	3,576	6,025
Printing expenses	1,165	-	293
Insurance expenses	809	808	808
24f-2 expenses	232	49	54
Pricing expenses	211	6,689	6,184
Registration expenses	-	1,109	12,053
Miscellaneous expenses	-	406	643
Total Expenses	143,607	115,044	138,055
Expenses waived and reimbursed by Advisor (a)	(52,198)	(98,486)	(105,403)
12b-1 expenses waived by Advisor (a)	(14,700)	(2,497)	(4,641)
Total operating expenses	76,709	14,061	28,011
Net Investment Income	79,635	541	8,390
Realized & Unrealized Gain (Loss)			
Net realized gain (loss) on investment securities	162,876	156,371	(1,008,568)
Change in unrealized appreciation (depreciation) on investment securities	499,033	17,996	1,147,861
Net realized and unrealized gain (loss) on investment securities	661,909	174,367	139,293
Net increase (decrease) in net assets resulting from operations	$ 741,544	$ 174,908	$ 147,683

(a) See Note 4 in the Notes to the Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Dreman Contrarian Funds
Statements of Changes in Net Assets

	Dreman Contrarian Large Cap Value Fund		
Increase (Decrease) in Net Assets due to:	Year ended October 31, 2005	Period ended October 31, 2004	(a)
Operations:			
Net investment income	$ 79,635	$ 68,287	
Net realized gain on investment securities	162,876	37,825	
Change in unrealized appreciation (depreciation)	499,033	348,119	
Net increase in net assets resulting from operations	741,544	454,231	
Distributions:			
From net investment income	(68,262)	-	
From net realized gain	(37,819)	-	
Total distributions	(106,081)	-	
Capital Share Transactions:			
Proceeds from shares sold	303,851	4,726,969	
Reinvestment of distributions	106,081	-	
Amount paid for shares repurchased	(15)	(10)	
Net increase in net assets resulting from share transactions	409,917	4,726,959	
Total Increase in Net Assets	1,045,380	5,181,190	
Net Assets:			
Beginning of year	5,181,190	-	
End of year	$ 6,226,570	$ 5,181,190	
Accumulated undistributed net investment income included in net assets at end of period	$ 79,660	$ 68,287	
Capital Share Transactions:			
Shares sold	25,237	469,801	
Shares issued in reinvestment of distributions	8,952	-	
Shares repurchased	(1)	(1)	
Net increase from capital share transactions	34,188	469,800	

(a) For the period November 4, 2003 (commencement of operations) to October 31, 2004.

See accompanying notes which are an integral part of the financial statements.

Dreman Contrarian Funds
Statements of Changes in Net Assets

	Dreman Contrarian Mid Cap Value Fund	
Increase (Decrease) in Net Assets due to:	Year ended October 31, 2005	Period ended October 31, 2004 (a)
Operations:		
Net investment income	$ 541	$ 1,045
Net realized gain on investment securities	156,371	13,710
Change in unrealized appreciation (depreciation)	17,996	36,231
Net increase in net assets resulting from operations	174,908	50,986
Distributions:		
From net investment income	(1,043)	-
From net realized gain	(13,710)	-
Total distributions	(14,753)	-
Capital Share Transactions:		
Proceeds from shares sold	142,000	750,010
Reinvestment of distributions	14,753	-
Amount paid for shares repurchased	(13)	-
Net increase in net assets resulting from share transactions	156,740	750,010
Total Increase in Net Assets	316,895	800,996
Net Assets:		
Beginning of year	800,996	-
End of year	$ 1,117,891	$ 800,996
Accumulated undistributed net investment income included in net assets at end of period	$ 543	$ 1,045
Capital Share Transactions:		
Shares sold	12,034	75,001
Shares issued in reinvesment of distributions	1,250	-
Shares repurchased	(1)	-
Net increase from capital share transactions	13,283	75,001

(a) For the period December 31, 2003 (commencement of operations) to October 31, 2004.

See accompanying notes which are an integral part of the financial statements.

Dreman Contrarian Funds
Statements of Changes in Net Assets
(continued)

	Dreman Contrarian Small Cap Value Fund	
Increase (Decrease) in Net Assets due to:	Year ended October 31, 2005	Period ended October 31, 2004 (a)
Operations:		
Net investment income (loss)	$ 8,390	$ (2,102)
Net realized gain (loss) on investment securities	(1,008,568)	15,413
Change in unrealized appreciation (depreciation)	1,147,861	97,715
Net increase (decrease) in net assets resulting from operations	147,683	111,026
Distributions:		
From net investment income	(1,792)	-
From net realized gain	(15,412)	-
Total distributions	(17,204)	-
Capital Share Transactions:		
Proceeds from shares sold	324,446	750,010
Assets acquired in acquisition of Corbin Fund (b)	2,218,543	-
Reinvestment of distributions	17,204	-
Amount paid for shares repurchased	(185,720)	-
Net increase in net assets resulting from share transactions	2,374,473	750,010
Total Increase in Net Assets	2,504,952	861,036
Net Assets:		
Beginning of year	861,036	-
End of year	$ 3,365,988	$ 861,036
Accumulated undistributed net investment income included in net assets at end of period	$ 4,497	$ -
Capital Share Transactions:		
Shares sold	25,641	75,001
Shares issued in connection with the acquisition of Corbin Fund (b)	171,315	-
Shares issued for reinvestment of distributions	1,351	-
Shares repurchased	(13,950)	-
Net increase from capital share transactions	184,357	75,001

(a) For the period December 31, 2003 (commencement of operations) to October 31, 2004.
(b) See Note 3 in the Notes to the Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Dreman Contrarian Funds
Financial Highlights

(The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.)

	Dreman Contrarian Large Cap Value Fund	
	Year ended October 31, 2005	Period ended October 31, 2004 (a)
Selected Per Share Data		
Net asset value, beginning of period	$ 11.03	$ 10.00
Income from investment operations:		
Net investment income (loss)	0.16	0.15
Net realized and unrealized gain (loss)	1.39	0.88
Total from investment operations	1.55	1.03
Less Distributions:		
From net investment income	(0.15)	-
From net realized gains	(0.08)	-
Total distributions	(0.23)	-
Paid in capital from redemption fees (b)	-	-
Net asset value, end of period	$ 12.35	$ 11.03
Total Return (c)	14.10%	10.30% (d)
Ratios and Supplemental Data		
Net assets, end of period (000)	$ 6,227	$ 5,181
Ratio of expenses to average net assets (e)	1.30%	1.55% (f)
Ratio of expenses to average net assets before waiver & reimbursement	2.43%	3.12% (f)
Ratio of net investment income to average net assets (e)	1.35%	1.38% (f)
Ratio of net investment income (loss) to average net assets before waiver & reimbursement	0.22%	(0.19)% (f)
Portfolio turnover rate	13.07%	13.48%

(a) For the period November 4, 2003 (commencement of operations) to October 31, 2004.
(b) Redemption fees resulted in less than $0.005 per share in each period.
(c) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(d) Not annualized.
(e) The Advisor is not contractually obligated to reimburse 12b-1 expenses. Accordingly, these ratios would be 0.25% higher in order to reflect the rates excluding the voluntary waiver of 12b-1 expenses.
(f) Annualized.

See accompanying notes which are an integral part of the financial statements.

See accompanying notes which are an integral part of the financial statements.

Dreman Contrarian Funds
Financial Highlights

(The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.)

	Dreman Contrarian Small Cap Value Fund	
	Year ended October 31, 2005	Period ended October 31, 2004 (a)
Selected Per Share Data		
Net asset value, beginning of period	$ 11.48	$ 10.00
Income from investment operations:		
Net investment income (loss)	0.04	(0.03)
Net realized and unrealized gain (loss)	1.69	1.51
Total from investment operations	1.73	1.48
Less Distributions:		
From net investment income	(0.02)	-
From net realized gains	(0.21)	-
Total distributions	(0.23)	-
Paid in capital from redemption fees (b)	-	-
Net asset value, end of period	$ 12.98	$ 11.48
Total Return (c)	15.10%	14.80% (d)
Ratios and Supplemental Data		
Net assets, end of period (000)	$ 3,366	$ 861
Ratio of expenses to average net assets (e)	1.50%	1.75% (f)
Ratio of expenses to average net assets before waiver & reimbursement	7.40%	12.19% (f)
Ratio of net investment income to average net assets (e)	0.45%	(0.32)% (f)
Ratio of net investment income (loss) to average net assets before waiver & reimbursement	(5.45)%	(10.75)% (f)
Portfolio turnover rate	84.72%	72.10%

(a) For the period December 31, 2003 (commencement of operations) to October 31, 2004.
(b) Redemption fees resulted in less than $0.005 per share in each period.
(c) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(d) Not annualized.
(e) The Advisor is not contractually obligated to reimburse 12b-1 expenses. Accordingly, these ratios would be 0.25% higher in order to reflect the rates excluding the voluntary waiver of 12b-1 expenses.
(f) Annualized.

See accompanying notes which are an integral part of the financial statements.

Dreman Contrarian Funds

Notes to the Financial Statements

October 31, 2005

NOTE 1. ORGANIZATION

Dreman Contrarian Large Cap Value Fund (“Large Cap Value Fund”), Dreman Contrarian Mid Cap Value Fund (“Mid Cap Value Fund”), and Dreman Contrarian Small Cap Value Fund (“Small Cap Value Fund”) (each a “Fund” and, collectively the “Funds”) were organized as diversified series of Unified Series Trust (the “Trust”) on September 7, 2003. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”). The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series. Each Fund is one of a series of funds currently authorized by the Trustees. The investment objective of the Large Cap Value Fund is total return. The investment objective of both the Mid Cap Value Fund and Small Cap Value Fund is long-term capital appreciation. The investment adviser to each Fund is Dreman Value Management, LLC (the “Advisor”). The Large Cap Value Fund commenced operations on November 4, 2003. The Mid Cap Value Fund and the Small Cap Value Fund commenced operations on December 31, 2003.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by each Fund in the preparation of its financial statements.

Securities Valuation - Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value or when restricted securities are being valued, such securities are valued as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust (the “Board”).

Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Advisor decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board of Trustees. Short-term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

Federal Income Taxes – There is no provision for federal income tax. Each Fund intends to qualify each year as a “regulated investment company” under subchapter M of the Internal Revenue Code of 1986, as amended, by distributing substantially all of its net investment income and any net realized capital gains. If the required amount of net investment income is not distributed, the Funds could incur a tax expense.

Security Transactions and Related Income – The Funds follow industry practice and record security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized or accreted using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

Dreman Contrarian Funds

Notes to the Financial Statements

October 31, 2005 – continued

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

Dividends and Distributions – Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The Funds intend to distribute their net realized long-term capital gains and their net realized short-term capital gains at least once a year. The treatment for financial reporting purposes of distribution made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expenses or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of each Fund. For the fiscal year ended October 31, 2005, there were no such reclassifications.

NOTE 3. ACQUISITION OF CORBIN SMALL CAP VALUE FUND

On June 30, 2005, the Small Cap Value Fund acquired all the net assets of the Corbin Small Cap Value Fund (“Corbin Fund”) pursuant to an Agreement and Plan of Reorganization approved by the shareholders of the Corbin Fund on June 29, 2005. The acquisition was accomplished by a tax-free exchange of 292,703 shares of the Corbin Fund (valued at $7.58 per share) for 171,315 shares of the Small Cap Value Fund (valued at $12.95 per share). One share of the Small Cap Value Fund was exchanged for 1.709 shares of the Corbin Fund. Subsequent redemptions made by Corbin Fund shareholders will not be subject to the 1% redemption fee normally imposed on the Fund’s shareholders for early redemption.

The Corbin Fund’s net assets on the date of the reorganization amounted to $2,218,543, including $1,138,096 of unrealized depreciation and capital loss carryforwards of $2,934,192 and were combined with the Small Cap Fund’s net assets. The aggregate net assets of the Corbin Fund and the Small Cap Value Fund immediately before the acquisition were $2,218,543 and $1,243,547, respectively. The combined net assets immediately after the acquisition amounted to $3,462,090 for 267,342 shares outstanding.

Certain officers and trustees of the Corbin Fund are also officers and trustees of the Small Cap Value Fund.

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Advisor to the Funds is Dreman Value Management, LLC. Certain officers and owners of the Advisor are affiliated with the Funds. Under the terms of the management agreements between the Trust and the Advisor (collectively, the “Agreements”), the Advisor manages each Fund’s investments subject to approval of the Board of Trustees. As compensation for its management services, each Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 0.75%, 0.85% and 0.95% of the average daily net assets of the Large Cap Value Fund, Mid Cap Value Fund and Small Cap Value Fund, respectively. For the fiscal year ended October 31, 2005 the Advisor earned fees of $44,460, $8,529, and $17,740 for the Large Cap Value Fund, the Mid Cap Value Fund, and the Small Cap Value Fund, respectively. The Advisor contractually has agreed to waive its fee and reimburse each Fund’s expenses so that its total annual operating expenses, except brokerage fees and commissions, 12b-1 fees, borrowing costs (such as dividend expenses and interest on securities sold short, taxes and extraordinary expenses) do not exceed 1.30%, 1.40% and 1.50% of the average daily net assets of the Large Cap Value Fund, Mid Cap Value Fund and Small Cap Value Fund, respectively, from February 25, 2005 through October 31, 2007. For the fiscal year ended October 31, 2005 the Advisor waived management fees of $44,460, $8,529, and $17,740 for the Large Cap Value Fund, the Mid Cap Value Fund, and the Small Cap Value Fund, respectively and reimbursed additional expenses of $7,738, $89,957, and $87,663 in the Large Cap Value Fund, the Mid Cap Value Fund, and the Small Cap Value Fund, respectively. As of October 31, 2005 the Advisor owed $13,130, $6,697, and $17,732 to the Large Cap Value Fund, the Mid Cap Value Fund and the Small Cap Value Fund, respectively.

The Advisor is entitled to recoup from the Funds amounts waived or reimbursed for a period up to three years from the date such amounts were waived or reimbursed, provided the Funds’ expenses, including such recouped

Dreman Contrarian Funds

Notes to the Financial Statements

October 31, 2005 – continued

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES – continued

amounts, do not exceed the stated expense limitations. At October 31, 2005, the amounts subject to potential recoupment are as follows:

Fund	Amount	Recoverable through 10/31
Large Cap Value Fund	$51,738	2010
Mid Cap Value Fund	70,234	2010
Small Cap Value Fund	80,127	2010

The Trust retains Unified Fund Services, Inc. (“Unified”) to manage each Fund’s business affairs and to provide the Funds with administrative services, including all regulatory reporting and necessary office equipment and personnel. Unified receives a monthly fee from each Fund equal to an annual average rate of 0.10% of the Fund’s average daily net assets up to $50 million dollars, 0.07% of the Fund’s average daily net assets from $50 million to $100 million and 0.05% of the Fund’s average daily net assets from $100 million to $150 million and 0.03% of the Fund’s average daily net assets over $150 million (subject to a $2,083 minimum monthly fee). For the fiscal year ended October 31, 2005, Unified earned fees of $19,392 for administrative services provided to the Large Cap Value Fund, $25,000 for administrative services provided to the Mid Cap Value Fund and $25,000 for administrative services provided to the Small Cap Value Fund. A Trustee and officers of the Trust are employees of Unified and/or members of management and/or shareholders of Unified Financial Services, Inc. (the parent of Unified).

The Trust retains Unified to act as each Fund’s transfer agent and to provide each Fund with fund accounting services. For its services as transfer agent, Unified receives a monthly fee from each Fund of $1.25 per shareholder (subject to a minimum monthly fee of $1,000 per Fund plus out of pocket expenses). For the fiscal year ended October 31, 2005, Unified earned transfer agent fees of $11,247, $12,000 and $12,050 from the Large Cap Value Fund, Mid Cap Value Fund and the Small Cap Value Fund, respectively. For the fiscal year ended October 31, 2005, Unified received reimbursement of out of pocket expenses of $3,567, $1,216 and $1,073 from the Large Cap Value Fund, Mid Cap Value Fund and Small Cap Value Fund, respectively. For its services as fund accountant, Unified receives an annual fee from each Fund equal to 0.05% of each Fund’s assets up to $50 million, 0.04% of each Fund’s assets from $50 million to $100 million, 0.03% of each Fund’s assets from $100 million to $150 million, and 0.02% over $150 million (subject to a monthly minimum fee of $1,667 per month). For the fiscal year ended October 31, 2005, Unified earned fees of $14,392, $20,000 and $20,000 for fund accounting services provided to the Large Cap Value Fund, Mid Cap Value Fund and Small Cap Value Fund, respectively.

Unified Financial Securities, Inc. (the “Distributor”) acts as the principal distributor of shares of the Funds. Each Fund has adopted a Distribution Plan (each, a “Plan”) pursuant to Rule 12b-1 under the 1940 Act. Each Fund’s Plan provides that the Fund will pay its Advisor and/or any registered securities dealer, financial institution or any other person (a “Recipient”) a shareholder servicing fee aggregating to 0.25% of the average daily net assets of the Fund in connection with the promotion and distribution of Fund shares or the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, the printing and mailing of sales literature and servicing shareholder accounts (“12b-1 Expenses”). Each Fund and/or its Advisor may pay all or a portion of these fees to any Recipient who renders assistance in distributing or promoting the sale of shares, or who provides certain shareholder services, pursuant to a written agreement. The Trust and the Advisor have entered into a Distribution Coordination Agreement pursuant to which the Advisor agrees to coordinate the distribution of each Fund’s shares, for which each Fund pays the Advisor the 12b-1 fee described above. For the fiscal year ended October 31, 2005, the advisor was entitled to fees of $14,700, $2,497, and $4,641 for services provided to the Large Cap Value Fund, Mid Cap Value Fund, and the Small Cap Value Fund, respectively. The Advisor voluntarily waived distribution fees of $14,700, $2,497, and $4,641 for the Large Cap Value Fund, the Mid Cap Value Fund, and the Small Cap Value Fund, respectively. A Trustee and certain officers of the Trust have an ownership interest in Unified Financial Services, Inc. (the parent company of the Distributor). As a result, they may be deemed to be affiliates of the Distributor.

Dreman Contrarian Funds

Notes to the Financial Statements

October 31, 2005 – continued

NOTE 5. INVESTMENT TRANSACTIONS

For the fiscal year ended October 31, 2005, purchases and sales of investment securities, other than short-term investments and short-term U.S. government obligations were as follows:

As of October 31, 2005, the net unrealized appreciation of investments for tax purposes was as follows:

*Purchases and sales totaling $1,823,847 were excluded as they were a result of the Small Cap Value Fund’s effort to re-align the portfolio following the acquisition of the Corbin Fund (see Note 3).

At October 31, 2005, the aggregate cost of securities for federal income tax purposes were $5,381,968, $1,119,543, and $3,244,130 for the Large Cap Value Fund, the Mid Cap Value Fund, and the Small Cap Value Fund, respectively.

NOTE 6. ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 7. RELATED PARTY TRANSACTIONS

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of October 31, 2005, The following owned more than 25% of the Funds:

David N. Dreman is the president of the Advisor and both David N. Dreman and the Dreman Capital Management Profit Sharing Plan are related parties to the Advisor.

Dreman Contrarian Funds

Notes to the Financial Statements

October 31, 2005 – continued

NOTE 8. DISTRIBUTIONS TO SHAREHOLDERS

Large Cap Value Fund. On December 29, 2004 the Large Cap Value Fund paid an income distribution of $0.1453 per share and a short term capital gain distribution of $0.0805 per share to share holders of record on December 28, 2004.

The tax character of distributions paid during the fiscal year ended October 31, 2005 and period ended October 31, 2004 was as follows:

Mid Cap Value Fund. On December 29, 2004 the Mid Cap Value Fund paid an income distribution of $0.0139 per share and a short term capital gain distribution of $0.1828 per share to share holders of record on December 28, 2004.

The tax character of distributions paid during the fiscal year ended October 31, 2005 and period ended October 31, 2004 was as follows:

Small Cap Value Fund. On December 29, 2004 the Small Cap Value Fund paid an income distribution of $0.0239 per share and a short term capital gain distribution of $0.2055 per share to share holders of record on December 28, 2004.

The tax character of distributions paid during the fiscal year ended October 31, 2005 and period ended October 31, 2004 was as follows:

Dreman Contrarian Funds

Notes to the Financial Statements

October 31, 2005 – continued

NOTE 8. DISTRIBUTIONS TO SHAREHOLDERS - continued

As of October 31, 2005, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

The difference between book basis and tax basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales for the Mid Cap Value Fund. The difference between book basis and tax basis capital loss carryforwards is attributable to the loss carryforwards available to the Corbin Fund prior to the acquisition discussed in Note 3.

NOTE 9. CAPITAL LOSS CARRYFORWARD

At October 31, 2005, the Small Cap Value Fund had available for federal tax purposes an unused capital loss carryforward of $3,942,760, which is available for offset against future taxable net capital gains. This loss carryforward expires as follows:

Losses expiring in 2009, 2011, 2012 and $52,078 in 2013 are attributable to loss carryforwards available to the Corbin Fund prior to the acquisition.

To the extent these carryforwards are used to offset future capital gains, it is probable that the amount offset will not be distributed to shareholders.

To The Shareholders and

Board of Trustees of the

Dreman Contrarian Funds

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Dreman Contrarian Funds (the “Funds”), comprising the Dreman Contrarian Large Cap Fund, Dreman Contrarian Mid Cap Fund, and Dreman Contrarian Small Cap Fund (each a series of the Unified Series Trust), as of October 31, 2005, and the related statements of operations for the year then ended, the statements of changes in net assets and the financial highlights for the periods ended October 31, 2005 and 2004. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of October 31, 2005, by correspondence with the Funds’ custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of each of the Dreman Contrarian Funds as of October 31, 2005, the results of their operations for the year then ended, and the changes in their net assets and their financial highlights for each of the two periods then ended, in conformity with accounting principles generally accepted in the United States of America.

Cohen McCurdy, Ltd.

Westlake, Ohio

December 23, 2005

expenses for the next two fiscal years; (3) the Advisor has voluntarily reimbursed the Fund for expenses incurred by the Fund pursuant to the Fund's 12b-1 plan; (4) although the Small Cap Value Fund's management fee is slightly higher than the average of its peer group, the Small Cap Value Fund's total expense ratio is lower than its peer group's average total expense ratio after waiver and reimbursement by the Advisor; and (5) although lower management fees are charged to certain larger investment companies for which the Advisor serves as investment manager, the Advisor noted that these fees were negotiated to reflect certain historical relationships and are not available to any other client of the firm. As a result of their considerations, the Trustees, including the Independent Trustees, determined that the proposed Agreement (with the expense cap agreement) is in the best interests of the Small Cap Value Fund and its shareholders.

Distributed by Unified Financial Securities, Inc.
Member NASD/SIPC

GLOBALT Growth Fund

Annual Report

October 31, 2005

Fund Advisor:

GLOBALT, Inc.

3060 Peachtree Road, N.W.

One Buckhead Plaza, Suite 225

Atlanta, GA 30305

Toll Free 1-877-289-4769

Management’s Discussion & Analysis

The GLOBALT Growth Fund had a successful year, posting a positive return of 9.30% (net of all expenses) for the fiscal year ended October 31, 2005. Like fiscal 2004, this was a challenging period. Investors were confronted with confounding crosscurrents that made them unwilling to fully embrace US stocks despite a healthy backdrop highlighted by strong global economic growth and flourishing stock markets outside of the United States.

Rising interest rates and surging home values, combined with decades high prices for energy, copper, steel and gold all led investors to scratch their heads over the true message of the markets. Would the economy finally succumb to the continuous string of Fed interest rate hikes or were rising prices of almost everything except stocks signaling that, after a 30 year hiatus, inflation was back with a vengeance? Would the Fed derail the housing boom leaving an otherwise overextended consumer unable to spend? Or would investors realize that strong corporate profits combined with rising global growth and stock markets make the US equity markets look very attractive by comparison? Were growth stocks finally poised to perform after almost 6 years of underperforming the broad indices?

We too, await the answers to these questions, but in the meantime continue with our disciplined, risk controlled approach to growth stock selection and portfolio construction. As a result of this process we are pleased with the Fund’s performance relative to its benchmarks:

Year Ended 10/31/05
GLOBALT Growth Fund	+9.30%
Russell 1000 Growth Stock Index	+8.81%
S&P 500 Index	+8.71%

The GLOBALT Growth Fund outperformed its’ benchmark, the Russell 1000 Growth, by 0.49%. Keys to this outperformance were relative gains in Healthcare and Information Technology due to superior stock selection and an overweight position in the high flying Energy sector. The Fund’s average weighted market capitalization was lower than that of the benchmark which also contributed to outperformance for the year.

The equity market mood in 2005 was dictated by the level of energy prices, interest rates and their estimated impact on consumer spending and corporate profits. The polarity in opinion created a tug of war in stock prices for 10 months frustrating bulls and bears alike. In fact, in last year’s letter we gave investors an update from the October year end period through December 27 during which the Fund’s value rose 8.9%. This fiscal year is beginning in similar fashion as the Fund has risen approximately 6.0% year to date (Oct 31 to Dec 15). However, we believe there are reasons to believe that the next 10 months may play out differently than last year.

We believe the coming year will likely be more volatile than 2005 as US stocks attempt to break free from their range bound trading pattern. The chart on the right describes the Price to Earnings ratio (or P/E) of the S&P 500 over the calendar years from 1992 to the current period. The chart indicates stocks are cheaper in absolute terms as earnings growth has been strong while prices remain constrained. It is as important that US stocks have languished and are attractive on a relative basis given global investors’ preference for bonds, industrial commodities (including energy), real estate, gold, foreign stocks and even cash. We believe that investors will begin reallocating their portfolios towards US stocks in general, and US growth stocks more specifically, as they have trailed a lagging market for 6 years.

After years of repair to corporate balance sheets, companies are flush with cash and looking to put it to work via acquisitions, share buybacks, dividend increases and capital spending. We believe this activity should increase as we enter 2006 and support stock prices. We also believe capital spending should get a boost after years of pent up demand as companies commit to capacity additions and productivity enhancing technology investments. We prefer companies leveraged to these themes over those dependent on the continuation of strong consumer spending for future growth.

We look forward to a year of improved performance for the Fund as we believe growth stocks will return to favor. Further we want to highlight that the Fund continues to have an additional appeal in that it has significant tax-loss carry-forwards from the fiscal years ended October 31, 2000 and 2002. To the extent these carryforwards are used to offset future capital gains, it is probable that the amount offset will not be distributed to shareholders.

Investment Results

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Funds may be lower or higher than the performance quoted. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling 1-877-289-4769.

*	Return figures reflect any change in price per share and assume the reinvestment of all distributions.

** The Indices are unmanaged benchmarks that assume reinvestment of all distributions and exclude the effect of taxes and fees. The S&P 500 Index and Russell 1000 Growth Index are widely recognized unmanaged indices of equity prices and are representative of a broader market and range of securities than are found in the Fund’s portfolio. Individuals cannot invest directly in these Indices, however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

The chart above assumes an initial investment of $25,000 made on December 1, 1995 (commencement of Fund operations) and held through October 31, 2005. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance may be lower or higher than the performance data quoted. For more information on the GLOBALT Growth Fund, and to obtain performance data current to the most recent month end, please call 1-877-289-4769. Investing in the Fund involves certain risks that are discussed in the Fund’ s prospectus. Please read the prospectus carefully before you invest or send money.

The Fund is distributed by Unified Financial Securities, Inc., member NASD.

FUND HOLDINGS – (unaudited)

1As a percent of the net assets

The Fund invests primarily in common stocks of larger capitalization U.S. companies (those with market capitalizations of $3 billion or more).

Availability of Portfolio Schedule

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available at the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

ABOUT YOUR FUND'S EXPENSES - (unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2005 to October 31, 2005.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

GLOBALT Growth Fund	Beginning Account Value May 1, 2005	Ending Account Value October 31, 2005	Expenses Paid During Period* May 1, 2005 – October 31, 2005
Actual	$1,000.00	$1,057.62	$6.12
Hypothetical	$1,000.00	$1,044.06	$6.08

* Expenses are equal to the Fund’s annualized expense ratio of 1.18%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the partial year period).

GLOBALT Growth Fund
Schedule of Investments
October 31, 2005

Common Stocks - 99.86%	Shares	Value
Aircraft Engines & Engine Parts - 2.39%		
United Technologies Corp.	3,400	$ 174,352
Air Conditioning & Warm Air Heating Equipment - 2.03%		
American Standard Companies, Inc.	3,900	148,356
Arrangement of Transportation of Freight & Cargo - 2.08%		
Expeditors International of Washington, Inc.	2,500	151,675
Beverages - 3.44%		
Constellation Brands, Inc. (a)	2,900	68,266
Pepsico, Inc.	3,100	183,148
		251,414
Biological Products - 5.25%		
Amgen, Inc. (a)	1,900	143,944
Genzyme Corp. (a)	2,300	166,290
Protein Design Labs, Inc. (a)	2,600	72,852
		383,086
Company & Office Equipment - 2.02%		
International Business Machines Corp.	1,800	147,384
Computer Communication Equipment - 1.76%		
Juniper Networks, Inc. (a)	5,500	128,315
Computer Peripheral Equipment - 1.30%		
Xerox Corp. (a)	7,000	94,990
Computer Storage Equipment - 1.65%		
EMC Corp. (a)	8,600	120,056
Construction Machinery & Equipment - 1.95%		
Caterpillar, Inc.	2,700	141,993
Electronic Computers - 2.05%		
Apple Computer, Inc. (a)	2,600	149,734
Electronmedical & Electrotherapeutic Apparatus - 1.51%		
St. Jude Medical, Inc. (a)	2,300	110,561
Farm Machinery & Equipment- 1.00%		
Deere & Co.	1,200	72,816
Fire, Marine & Casualty Insurance - 1.30%		
Allstate Corp.	1,800	95,022
Grain Mill Products - 1.82%		
Kellogg Co.	3,000	132,510
Guided Missiles & Space Vehicles & Parts - 1.83%		
Goodrich Corp.	3,700	133,459
Hospital & Medical Service Plans - 1.75%		
Unitedhealth Group, Inc.	2,200	127,358
Miscellaneous Business Credit Institution - 0.09%		
PHH Corp. (a)	240	6,751

See accompanying notes which are an integral part of the financial statements.

October 31, 2005

Common Stocks - 99.86% - continued	Shares	Value
Miscellaneous Products of Petroleum & Coal - 1.44%		
Headwaters, Inc. (a)	3,300	$ 105,072
National Commercial Banks - 2.21%		
Wachovia Corp.	3,200	161,664
Paper Mills - 0.02%		
Neenah Paper, Inc.	60	1,743
Pharmaceutical Preparations - 8.97%		
Genentech, Inc. (a)	1,300	117,780
Hospira, Inc. (a)	3,900	155,415
Johnson & Johnson	4,600	288,052
Wyeth	2,100	93,576
		654,823
Radio & TV Broadcasting & Communications Equipment - 1.55%		
Motorola, Inc.	5,100	113,016
Real Estate Agents & Managers (For Others) - 1.96%		
Cendant Corp.	8,200	142,844
Retail - Auto & Home Supply Stores - 2.34%		
Advance Auto Parts, Inc. (a)	4,550	170,625
Retail - Drug Stores and Proprietary Stores - 2.52%		
Caremark RX, Inc. (a)	2,000	104,800
Medco Health Solutions, Inc. (a)	1,400	79,100
		183,900
Retail - Eating Places - 1.53%		
YUM Brands, Inc.	2,200	111,914
Retail - Miscellaneous Shopping Goods Stores - 1.74%		
Staples, Inc.	5,600	127,288
Retail - Radio, TV & Consumer Electronics Stores - 0.97%		
Best Buy Co, Inc.	1,600	70,816
Retail - Women's Clothing Stores - 2.19%		
Ann Taylor, Inc. (a)	6,600	160,182
Rubber & Plastics Footwear - 1.73%		
Nike, Inc.	1,500	126,075
Security Brokers, Dealers & Flotation Companies - 5.05%		
Goldman Sachs Group, Inc.	2,200	278,014
Merrill Lynch & Co., Inc.	1,400	90,636
		368,650
Semiconductors & Related Devices - 6.52%		
Applied Materials, Inc.	3,500	57,330
Cypress Semiconductor Corp. (a)	5,800	78,880
Intel Corp.	6,700	157,450
International Rectifier Corp. (a)	3,400	100,606
National Semiconductor Corp.	3,600	81,468
		475,734

See accompanying notes which are an integral part of the financial statements.

Globalt Growth Fund
Schedule of Investments - continued
October 31, 2005

Common Stocks - 99.86%- continued	Shares	Value
Services - Business Services - 2.33%		
eBay, Inc. (a)	4,300	$ 170,280
Services - Commercial Physical & Biological Research - 1.07%		
Covance, Inc. (a)	1,600	77,840
Services - Computer Integrated Systems Design - 3.48%		
Scientific Games Corp. (a)	5,400	161,784
Yahoo, Inc. (a)	2,500	92,425
		254,209
Services - General Medical & Surgical Hospitals - 2.09%		
Community Health Systems, Inc. (a)	4,100	152,151
Services - Prepackaged Software - 10.92%		
Activision, Inc. (a)	10,667	168,214
Autodesk, Inc.	3,200	144,416
Computer Associates International, Inc.	72	2,014
Intuit, Inc. (a)	2,400	110,232
Microsoft Corp.	4,500	115,650
Oracle Corp. (a)	5,000	63,400
Parametric Technology Corp. (a)	17,000	110,670
Salesforce Com, Inc. (a)	3,300	82,467
		797,063
Soap, Detergent, Cleaning Preparations, Perfumes, Cosmetics - 2.45%		
Procter & Gamble, Inc.	3,200	179,168
Telephone Communications - 1.56%		
Sprint Nextel Corp.	4,888	113,939
TOTAL COMMON STOCKS (Cost $6,666,100)		7,288,828
Money Market Securities - 0.50%		
Huntington Money Market Fund - Investment Shares, 2.79% (b)	36,111	36,111
TOTAL MONEY MARKET SECURITIES (Cost $36,111)		36,111
TOTAL INVESTMENTS (Cost $6,702,211) - 100.36%		7,324,939
Liabilities in excess of other assets - (0.36)%		(26,015)
TOTAL NET ASSETS - 100.00%		$ 7,298,924

(a) Non-income producing.
(b) Variable rate security, the money market rate shown represents the rate at October 31, 2005.

See accompanying notes which are an integral part of the financial statements.

See accompanying notes which are an integral part of the financial statements.

See accompanying notes which are an integral part of the financial statements.

See accompanying notes which are an integral part of the financial statements.

See accompanying notes which are an integral part of the financial statements.

GLOBALT Growth Fund

Notes to the Financial Statements

October 31, 2005

NOTE 1. ORGANIZATION

GLOBALT Growth Fund (the “Fund”) was organized as a diversified series of Unified Series Trust (the “Trust”) on December 18, 2002. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”). On January 3, 2003, the Fund acquired all of the assets and liabilities of the GLOBALT Growth Fund, a series of the AmeriPrime Funds (the “Predecessor Fund”) in a tax-free reorganization. The Predecessor Fund commenced operations on December 1, 1995. The Trust Agreement permits the Board of Trustees of the Trust (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series. The Fund is one of a series of funds currently authorized by the Board. The Fund’s investment objective is to provide long-term growth of capital. The Fund’s advisor is GLOBALT, Inc. (“Advisor”).

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation - Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board.

Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Advisor decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, in conformity with guidelines adopted by, and subject to review of, the Board. Short-term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

Federal Income Taxes – The Fund makes no provision for federal income tax. The Fund intends to continue to qualify each year as a “regulated investment company” under subchapter M of the Internal Revenue Code of 1986, as amended, by distributing substantially all of its net investment income and net realized capital gains. If the required amount of net investment income is not distributed, the Fund could incur a tax expense.

Security Transactions and Related Income - The Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized or accreted using the effective interest method.

GLOBALT Growth Fund

Notes to the Financial Statements

October 31, 2005 – continued

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES- continued

Distributions to Shareholders - The Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on at least an annual basis. The Fund intends to distribute its net realized long-term capital gains and its net realized short-term capital gains at least once a year. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassification will have no effect on net assets, results of operations or net asset values per share of the Fund. For the fiscal year ended October 31, 2005, there were no such reclassifications.

NOTE 3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Advisor of the Fund, under the terms of the management agreement (the “Agreement”), manages the Fund’s investments subject to approval of the Board and pays all expenses of the Fund except brokerage costs, taxes, borrowing costs (such as (a) interest and (b) dividend expenses of securities sold short), fees and expenses of the non-interested person Trustees, and extraordinary expenses. As compensation for its management services and agreement to pay the Fund’s expenses, the Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 1.17% of the average daily net assets of the Fund. It should be noted that most investment companies pay their own operating expenses directly, while the Advisor pays the Fund’s expenses, except those specified above. For the year ended October 31, 2005, the Advisor earned a fee of $95,634 from the Fund, before waiving a portion of those fees , as described below. The Advisor has contractually agreed through February 28, 2006 to waive all or a portion of its management fees and/or reimburse the Fund for certain fees and expenses, but only to the extent necessary to maintain the Fund’s total annual operating expenses, excluding brokerage costs, borrowing costs (such as interest and dividends on securities sold short), taxes and extraordinary expenses, at 1.17% of average daily net assets. For the year ended October 31, 2005, the Advisor waived management fees of $4,749. As of October 31, 2005 the Fund owed $7,072 to the Advisor for advisory services.

The Trust retains Unified Fund Services, Inc. (“Unified”), a wholly owned subsidiary of Unified Financial Services, Inc., to manage the Fund’s business affairs and provide the Fund with administrative services, fund accounting and transfer agency services, including all regulatory reporting and necessary office equipment and personnel. The Advisor paid all administrative, transfer agency, and fund accounting fees on behalf of the Fund per the Agreement. A Trustee and the officers of the Trust are members of management and/or employees of Unified and/or shareholders of Unified Financial Services, Inc. (the parent of Unified).

The Fund retains Unified Financial Securities, Inc. (the “Distributor”), to act as the principal distributor of the Fund’s shares. There were no payments made by the Fund to the Distributor during the year ended October 31, 2005. A Trustee and certain officers of the Trust have an ownership interest in Unified Financial Services, Inc. (the parent company of the Distributor). As a result, those persons may be deemed to be affiliates of the Distributor.

GLOBALT Growth Fund

Notes to the Financial Statements

October 31, 2005 – continued

NOTE 4. INVESTMENT TRANSACTIONS

For the year ended October 31, 2005, purchases and sales of investment securities, other than short-term investments, were as follows:

As of October 31, 2005, the net unrealized appreciation of investments for tax purposes was as follows:

At October 31, 2005, the aggregate cost of securities for federal income tax purposes was $6,704,143.

NOTE 5. ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 6. BENEFICIAL OWNERS

The beneficial ownership, either directly or indirectly, of 25% or more of the outstanding shares of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of October 31, 2005, National Financial Services Corporation, for the benefit of others, owned 30.61% of the Fund and thus may be deemed to control the Fund.

NOTE 7. CAPITAL LOSS CARRYFORWARD

At October 31, 2005, the Fund had available for federal tax purposes an unused capital loss carryforward of $2,953,783, which is available for offset against future taxable net capital gains. This loss carryforward expires as follows:

To the extent these carryforwards are used to offset future capital gains, it is probable that the amount offset will not be distributed to shareholders.

GLOBALT Growth Fund

Notes to the Financial Statements

October 31, 2005 – continued

NOTE 8. DISTRIBUTIONS TO SHAREHOLDERS

For the fiscal years ended October 31, 2005 and 2004, the Fund made no distributions.

As of October 31, 2005, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

The difference between book basis and tax basis unrealized appreciation is attributable to the tax deferral of losses on wash sales.

To The Shareholders and

Board of Trustees of

GLOBALT Growth Fund

(a series of Unified Series Trust)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the GLOBALT Growth Fund (the “Fund”), as of October 31, 2005, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods indicated prior to October 31, 2004 were audited by McCurdy & Associates CPA’s, Inc., whose audit practice was acquired by Cohen McCurdy, Ltd. McCurdy & Associates CPA’s, Inc. expressed unqualified opinions on those highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of October 31, 2005, by correspondence with the Fund’s custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the GLOBALT Growth Fund as of October 31, 2005, the results of its operations for the year then ended, and the changes in its net assets and its financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Cohen McCurdy, Ltd.

Westlake, Ohio

December 16, 2005

TRUSTEES AND OFFICERS (Unaudited)

Independent Trustees

Name, Address*, (Date of Birth), Position with Fund Complex**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Gary E. Hippenstiel (1947) Independent Trustee, December 2002 to present

Director, Vice President and Chief Investment Officer of Legacy Trust Company, N.A. since 1992; Chairman of the investment committee for W.H. Donner Foundation and W.H. Donner Canadian Foundation, since June 2005; Trustee of AmeriPrime Advisors Trust from July 2002 to September 2005; Trustee of Access Variable Insurance Trust from April 2003 to August 2005; Trustee of AmeriPrime Funds from 1995 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Stephen A. Little (1946) Chairman, December 2004 to present; Independent Trustee, December 2002 to present

President and founder of The Rose, Inc., a registered investment advisor, since April 1993; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Daniel J. Condon (1950) Independent Trustee, December 2002 to present

President of International Crankshaft Inc., an automotive equipment manufacturing company, since 2004, Vice President and General Manager from 1990 to 2003; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of The Unified Funds from 1994 to 2002; Trustee of Firstar Select Funds, a REIT mutual fund, from 1997 to 2000; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Interested Trustees and Principal Officers

Name, Address*, (Date of Birth), Position with Fund Complex,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Ronald C. Tritschler (1952)*** Trustee, December 2002 to present

Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, since 2001, Executive Vice President and Director from 1990 to 2000; Director of First State Financial since 1998; Director, Vice President and Legal Counsel of The Traxx Companies, an owner and operator of convenience stores, since 1989; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Anthony J. Ghoston (1959) President, July 2004 to present

President of Unified Fund Services, Inc., the Trust’s administrator, since June 2005, Executive Vice President from June 2004 to June 2005, Senior Vice President from April 2003 to June 2004; Senior Vice President and Chief Information Officer of Unified Financial Services, Inc., the parent company of the Trust’s administrator and distributor, from 1997 to November 2004; President of AmeriPrime Advisors Trust from July 2004 to September 2005; President of AmeriPrime Funds from July 2004 to July 2005; President of CCMI Funds from July 2004 to March 2005.

Freddie Jacobs, Jr., CPA (1970)**** Chief Financial Officer and Treasurer, July 2005 to present

Vice President of Unified Fund Services, Inc., the Trust’s administrator, since December 2003; Assistant Vice President of U.S. Bancorp Fund Services LLC from 2000 to December 2003, Trust Officer from 1998 to 2000; Chief Financial Officer and Treasurer of AmeriPrime Advisors Trust from July 2005 to September 2005; Secretary of AmeriPrime Funds and AmeriPrime Advisors Trust from September 2004 to June 2005; Secretary of CCMI Funds from September 2004 to March 2005; Principal Accounting Officer of Lindbergh Funds from February 2004 to February 2005.

Lynn E. Wood (1946) Chief Compliance Officer, October 2004 to present

Chief Compliance Officer of AmeriPrime Advisors Trust from October 2004 to September 2005; Chief Compliance Officer of AmeriPrime Funds from October 2004 to July 2005; Chief Compliance Officer of CCMI Funds from October 2004 to March 2005; Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, from December 2004 to October 2005 and from 1997 to 2000, Chairman from 1997 to December 2004, President from 1997 to 2000; Director of Compliance of Unified Fund Services, Inc., the Trust’s administrator, from October 2003 to September 2004; Chief Compliance Officer of Unified Financial Services, Inc., the parent company of the Trust’s administrator and distributor, from 2000 to 2004.

Heather A. Barnes (1975)**** Secretary, July 2005 to present

Employed by Unified Fund Services, Inc., the Trust’s administrator, since January 2004 and from December 1999 to January 2002; Regional Administrative Assistant of The Standard Register Company from February 2003 to January 2004; Full time student at Indiana University from January 2002 to June 2002; Secretary of AmeriPrime Advisors Trust from July 2005 to September 2005.

*	The address for each of the trustees and officers is 431 N. Pennsylvania St., Indianapolis, IN 46204.

** The Trust is not part of a Fund Complex. The Trust currently consists of 29 series.

*** Mr. Tritschler may be deemed to be an “interested person” of the Trust because he has an ownership interest in Unified Financial Services, Inc., the parent of the distributor of certain series in the Trust.

**** Effective as of July 1, 2005, the Board appointed Mr. Jacobs as CFO and Treasurer of the Trust to fill the vacancy created by the resignation of Mr. Thomas Napurano. The Board also appointed Ms. Barnes (previously Assistant Secretary) as Secretary of the Trust.

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the trustees and is available, without charge, upon request. You may call toll-free (877) 289-4769 to request a copy of the SAI or to make shareholder inquiries.

PROXY VOTING

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent twelve month period ended June 30 are available without charge upon request by (1) calling the Fund at (877) 289-4769 and (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.

TRUSTEES

Stephen A. Little, Chairman

Gary E. Hippenstiel

Daniel J. Condon

Ronald C. Tritschler

OFFICERS

Anthony J. Ghoston, President

Freddie Jacobs Jr., Chief Financial Officer and Treasurer

Heather A. Barnes, Secretary

Lynn E. Wood, Chief Compliance Officer

INVESTMENT ADVISOR

GLOBALT, Inc.

3060 Peachtree Road, N.W.

One Buckhead Plaza, Suite 225

Atlanta, GA 30305

DISTRIBUTOR

Unified Financial Securities, Inc.

431 N. Pennsylvania Street

Indianapolis, IN 46204

INDEPENDENT ACCOUNTANTS

Cohen McCurdy Ltd.

800 Westpoint Pkwy., Suite 1100

Westlake, OH 44145

LEGAL COUNSEL

Thompson Coburn LLP

One US Bank Plaza

St. Louis, MO 63101

CUSTODIAN

Huntington National Bank

41 South Street

Columbus, OH 43215

ADMINISTRATOR, TRANSFER AGENT

AND FUND ACCOUNTANT

Unified Fund Services, Inc.

431 N. Pennsylvania Street

Indianapolis, IN 46204

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, Inc.

Member NASD/SIPC

Marathon Value Portfolio

Annual Report

October 31, 2005

Fund Advisor:

Spectrum Advisory Services, Inc.,

1050 Crown Pointe Parkway

Suite 750

Atlanta, GA 30338

Toll Free: (800) 788-6086

October 31, 2005

Dear Shareholder:

The Fund experienced another good year. For a discussion of Marathon Value Portfolio’s performance during its latest fiscal year ended October 31, 2005, please see “Management’s Discussion & Analysis” in the annual report.

One of the reasons for the Fund’s success over the years has been our ability to stay clear of poor or self-serving management, and to place money with sound managers of business. There are many clues to good management, but they vary in their usefulness. Here are examples of managers whose contributions to the Fund’s performance are noteworthy. Ed Kaplan has run Zebra Technologies since it went public in 1991. He is very bright, candid and focused, and has shown an ability to steer the company into profitable growth, to anticipate change and foresee opportunities. Dr. Fred Eshelman does the same at PPD, Inc.

In other instances, a management culture leads to outstanding results. Procter & Gamble (“P&G”) is a new position that came to the Fund when P&G recently acquired Gillette. The Board of Directors of P&G has shown it is unwilling to tolerate mediocrity, and it moved quickly when it recognized that it might have erred in its selection of a CEO. The secrets of P&G lie in the DNA of its business culture.

On the other hand, poor management often reveals itself in an array of excuses, compensation excesses and aggressive accounting. Wariness of these traits helped us steer our private clients away from the Enrons and MCIs of the world in the late ’90s. Since we took the reigns of the Fund in March 2000, the Fund has carefully, and thus far successfully, avoided investing in those types of poorly managed companies. I chose this topic to illustrate our belief that stock market investment is not about finding “good stocks” but about using good judgment about businesses. If these judgments are sound, it is more likely than not, the underlying stock will produce, over the long term, reasonable returns.

In recent years, a number of larger mutual funds have disappointed their shareholders. This year, for example, the Fidelity Magellan Fund and the Clipper Fund announced management changes after multi-year lackluster performances. If our Fund continues to grow and prosper, it will benefit from the additional resources that growth makes possible, but it will continue to follow the route which for thirty years has been followed at my private investment firm. Its growth will never be too large or too rapid to interfere with our ability to meet our commitment to our existing investors.

Interested shareholders and others are encouraged to visit our website at www.marathonvalue.com for additional commentary and updates on the Fund.

Thank you for your confidence and trust.

Sincerely,

Marc Heilweil

MANAGEMENT’S DISCUSSION & ANALYSIS

Once again, Marathon Value Portfolio (“Marathon”) outperformed its S&P 500 benchmark over the last six-month period and for the full fiscal year ending October 31, 2005. We have now outperformed the S&P 500 in eleven of all prior twelve reporting periods. For the six-month period ended October 31, 2005, Marathon’s total return was +7.27% while for the same period the S&P 500’s total return was +5.27%. For the last twelve months ending October 31, 2005, Marathon’s total return was +10.11% versus the S&P 500’s total return of +8.72%. Since the Fund’s inception on March 28, 2000, Marathon’s cumulative total return was +60.31% versus the S&P 500’s cumulative total return of -12.58%. Additionally, we are proud to have garnered a Five-Star rating from Morningstar this year. As of October 31, 2005, Morningstar ranked the Fund’s five-year performance in the top 1% of large cap blend funds. (A)

Performance Summary

Cumulative Total Returns(B)
	Calendar 2000*	Calendar 2001	Calendar 2002	Calendar 2003	Calendar 2004	Year-to-Date 2005 (as of 10/31/05)	Since Inception (as of 10/31/05)
Marathon Value Portfolio . . . . . . S&P 500 Index . . . . . . . . . . . . . .	16.06% -11.67%	4.70% -11.89%	-11.00% -22.10%	26.20% 28.68%	14.03% 10.88%	3.02% 1.05%	60.31% -12.58%

Average Annual Total Returns(B)
For the Periods Ended October 31, 2005
	One Year	Five Years	Since Inception
Marathon Value Portfolio . . . . . . . . . . . . . . . . . . . . . . . . . . . . S&P 500 Index . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	10.11% 8.72%	7.56% -1.74%	8.80% -2.37%

*March 28, 2000 is the date Spectrum Advisory Services Inc. assumed management of Marathon. Returns for 2000 are from 03/28/00 through 12/31/00. Returns for 2005 are from 12/31/04 through 10/31/05. Returns are not annualized, except where noted.

(A) For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating™ based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) The Overall Morningstar Rating™ for a fund is derived from a weighted average of the performance figures associated with its 3-, 5-, and 10-year (if applicable) Morningstar Rating metrics. The Fund had the following rankings for the 3-, and 5-year periods respectively: 176 out of 1237, and 10 out of 938 Large-Cap Blend Funds.

(B) The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling 1-800-788-6086.

The S&P 500 Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. The Index is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees. Individuals cannot invest directly in the Index; however, an individual can invest in ETFs or other investment vehicles that attempt to track the performance of a benchmark index.

The chart above assumes an initial investment of $10,000 made on March 28, 2000 (the date Spectrum Advisory Services assumed management of Marathon) and held through October 31, 2005. The Fund’s return represents past performance and does not guarantee future results. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

The Fund’s investment objectives, risk, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the investment company and can be obtained by calling 1-800-788-6086 or visiting www.marathonvalue.com. The prospectus should be read carefully before investing.

Overall, the stock market for the last twelve-month period could largely be characterized as a tug of war between the effects of rising interest rates, higher energy costs and the prospects for corporate profits and jobs. Energy companies accounted for a substantial part of the gain in most indices. Stock markets outside the United States were generally much stronger than our own. Japan, where we own shares in four companies, and where we have long been invested, did very well. The U.S. dollar strengthened against both the euro and the yen in the twelve-month period.

Previously, we wrote about the effects on the economy of fiscal and monetary stimulus. We now find ourselves with higher interest rates following twelve consecutive Fed rate hikes and some indications that the housing refinancing boom has peaked. Consequently, personal balance sheets appear stretched; on the other hand, corporate balance sheets are awash with cash. In times like these, how a company chooses to deploy its capital is critical. We prefer to invest with managements who are good stewards of capital when they decide whether to reinvest in the business or give money back to shareholders.

Once again, Sasol LTD (up +58.9% during the fiscal year), a South African energy company, made the biggest contribution to performance. The company benefited from the higher prices for energy and has positioned itself well to deliver against future energy needs through its project to convert natural gas to diesel fuel.

Office Depot (+70.0%) was the second largest contributor over the past twelve months. The company has taken steps to improve its store format and restore operating profit margins to historic levels.

Our two biggest drags on performance during the fiscal year came from two very sound companies. Leggett & Platt (-28.8%), with one of the finest growth records of any American company during its 38-year public tenure, faced near-term challenges to profitability due to rising raw materials costs. Its excellent management has responded accordingly, and we expect the share price will eventually reflect these measures. The second largest drag on our performance was Zebra Technologies (-18.5%). The stock suffered what we believe is a short-term downdraft when its sales of a new technology, RFID, to retail chains grew less than some Wall Street analysts had expected.

We are well prepared for the next twelve months. We expect the period will challenge many equity mutual funds. We are confident that Marathon Value Portfolio will again benefit from its flexibility and commitment to value.

Fund Holdings – (Unaudited)

1 Based on net assets

Availability of Portfolio Schedule

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Qs are available at the SEC’s website at www.sec.gov. The Fund’s Form N-Qs may be reviewed and copied at the Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Summary of Fund Expenses – (Unaudited)

As a shareholder of the Fund, you incur ongoing costs, consisting of management fees and trustee expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period (May 1, 2005) and held for the entire period (through October 31, 2005).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Marathon Value Portfolio
Schedule of Investments
October 31, 2005

Common Stocks - 80.30%	Shares	Value
Aerospace-Defense - 0.37%		
Northrop Grumman Corp.	1,400	$ 75,110
Agricultural Chemicals - 0.00%		
Terra Industries, Inc. (b)	1	6
Automobiles, Parts & Equipment - 1.44%		
Cooper Tire & Rubber Co.	6,000	81,960
Toyota Motor Corp. (a)	2,300	213,463
		295,423
Banking - 4.33%		
Fifth Third Bancorp	2,000	80,340
Mitsubishi UFJ Financial Group, Inc. (a)	31,000	393,390
Popular, Inc.	6,000	121,560
U.S. Bancorp	6,530	193,157
Wachovia Corp.	1,971	99,575
		888,022
Broadcasting & Cable - 1.76%		
Discovery Holding Co. (b)	2,117	29,829
Liberty Media Corp. - Class A (b)	25,179	200,677
Saga Communications, Inc. (b)	10,300	129,677
		360,183
Computer Communications Equipment - 0.85%		
Cisco Systems, Inc. (b)	10,000	174,500
Construction Materials - 0.95%		
Vulcan Materials Co.	3,000	195,000
Diversified Financial Services - 2.04%		
Amvescap PLC (a)	10,400	130,312
Moody's Corp.	5,400	287,604
		417,916
Electric Utilities - 0.72%		
Korea Electric Power Corp. (a)	9,000	146,970
Electric Components & Equipment - 2.63%		
SECOM Co., Ltd. (a)	2,800	277,582
Zebra Technologies Corp. (b)	6,075	261,893
		539,475
Energy - 1.68%		
Sasol Ltd. (a)	10,800	345,384
Food Distributors - 0.30%		
Farmer Brothers, Inc.	3,100	61,845
General Merchandise Stores - 1.48%		
Costco Wholesale Corp.	6,300	304,668
Healthcare Distribution & Services - 5.13%		
Cardinal Health, Inc.	5,000	312,550
IMS Health, Inc.	10,627	246,865
Pharmaceutical Product Development, Inc.	8,600	494,242
		1,053,657
Healthcare Equipment - 3.32%		
Becton, Dickinson & Co.	5,500	279,125
Dionex Corp. (b)	4,200	203,406
Medtronic, Inc.	3,500	198,310
		680,841
Household Products - 2.65%		
Kimberly-Clark Corp.	6,800	386,512
Procter & Gamble Co.	2,827	158,284

See accompanying notes which are an integral part of the financial statements.

Marathon Value Portfolio
Schedule of Investments - continued
October 31, 2005

Common Stocks - 80.30% - continued	Shares	Value
Industrial Conglomerates - 4.48%		
3M Co.	4,100	$ 311,518
Eaton Corp.	2,800	164,724
General Electric Co.	8,500	288,235
Leggett & Platt, Inc.	7,700	154,308
		918,785
Industrial Machinery - 1.95%		
Illinois Tool Works, Inc.	2,800	237,328
Lawson Products, Inc.	1,900	64,885
Lincoln Electric Holdings, Inc.	2,500	98,925
		401,138
Insurance - 2.79%		
Aegon N.V. (a)	20,000	302,800
Aon Corp.	8,000	270,800
		573,600
Integrated Oil & Gas - 1.47%		
ConocoPhillips Co.	4,600	300,748
Marine & Rail Transport - 0.42%		
Florida East Coast Industries, Inc.	2,000	87,180
Oil & Gas Equipment & Services - 2.06%		
BJ Services Co.	6,600	229,350
Noble Corporation	3,000	193,140
		422,490
Packaged Foods - 2.11%		
Campbell Soup Co.	10,000	291,000
Tootsie Roll Industries, Inc.	4,700	142,410
		433,410
Paper/Forest Products - 1.70%		
Plum Creek Timber Co., Inc.	8,970	348,933
Perfumes, Cosmetics & Other Toilet Preparations - 0.50%		
Elizabeth Arden, Inc.	4,700	101,849
Pharmaceutical - 2.47%		
Abbott Laboratories, Inc.	6,200	266,910
Arena Pharmaceuticals, Inc. (b)	10,500	109,200
Bristol-Myers Squibb, Inc.	6,200	131,254
		507,364
Property & Casualty Insurance - 4.41%		
Alleghany Corp.	1,040	313,040
Berkshire Hathaway, Inc. - Class B (b)	110	309,650
Millea Holdings, Inc. (a)	3,100	282,007
		904,697
Publishing, Printing & Media - 2.27%		
Gannett Co., Inc.	1,800	112,788
Tribune Co.	2,500	78,775
Wiley (John) & Sons, Inc. - Class A	7,000	274,400
		465,963
Real Estate - 4.34%		
Alexander's, Inc. (b)	500	120,000
Avatar Holdings, Inc. (b)	5,400	305,910
Crescent Real Estate Equities Trust	9,900	197,505
EastGroup Properties, Inc.	2,800	122,360
Reading International, Inc. - Class A (b)	19,100	145,733
		891,508

See accompanying notes which are an integral part of the financial statements.

Marathon Value Portfolio
Schedule of Investments - continued
October 31, 2005

Common Stocks - 80.30% - continued	**Shares**	**Value**
Restaurants - 1.29%		
McDonald's Corp.	8,400	$ 265,440
Semiconductors & Related Devices - 1.77%		
Maxim Integrated Products, Inc.	10,500	364,140
Services - Consumer Credit Reporting, Collection Agencies - 0.79%		
Equifax, Inc.	4,700	162,009
Services - Data Processing - 3.41%		
Automatic Data Processing, Inc.	5,000	233,300
CCC Information Services Group, Inc. (b)	4,400	114,224
First Data Corp.	4,500	182,025
Total System Services, Inc.	8,000	170,480
		700,029
Services - Staffing - 1.14%		
CDI Corp.	8,500	234,345
Soft Drinks - 0.69%		
Coca-Cola Co.	3,300	141,174
Specialty Chemicals - 3.37%		
PPG Industries, Inc.	4,100	245,877
Sensient Technologies Corp.	8,700	153,903
Valspar Corp.	13,200	291,060
		690,840
Specialty Stores - 3.01%		
Office Depot, Inc. (b)	11,000	302,830
Tiffany & Co.	8,000	315,200
		618,030
Systems Software & Computer Hardware - 3.42%		
International Business Machines Corp.	5,300	433,964
Microsoft Corp.	10,400	267,280
		701,244
Wholesale - Electronic Parts & Equipment - 0.79%		
Avnet, Inc. (b)	7,000	161,350
TOTAL COMMON STOCKS (Cost $12,162,789)		16,480,062
Trust Certificate - 0.00%		
MPC Statutory Trust (b) (c)	1	16
TOTAL TRUST CERTIFICATE (Cost $0)		16

Corporate Bonds - 4.66%	**Principal Amount**	
Allegiance Telecom, Inc. Senior Notes, 12.875%, 5/15/2008 (b) (d)	$ 125,000	31,875
Continental Airlines, Inc., 7.420%, 4/01/2007 (e)	5,115	4,703
CWABS, Inc., 4.268%, 4/25/2034 (e)	271,273	271,432
CWABS, Inc., 4.258%, 12/25/2018 (e)	102,837	102,910
Dollar General Corp. Notes, 8.625%, 6/15/2010	150,000	168,000
Mississippi Chemical Corp. SR NT, 7.25% (b)(d)	125,000	312
Residential Asset Mortgage Products, Inc., 4.138%, 12/25/2034 (e)	376,024	376,314
TOTAL CORPORATE BONDS (Cost $1,019,343)		955,546
U.S. Treasury & Agency Obligations - 8.71%		
Federal Home Loan Mortgage Corp., 3.500%, 12/7/2009 (f)	250,000	248,469
Federal Home Loan Mortgage Corp., 4.625%, 8/11/2015	300,000	296,934
Federal National Mortgage Association, 3.550%, 3/29/2019	250,000	248,311
U.S. Treasury Note, 4.000%, 9/30/2007	1,000,000	993,204

See accompanying notes which are an integral part of the financial statements.

See accompanying notes which are an integral part of the financial statements.

See accompanying notes which are an integral part of the financial statements.

See accompanying notes which are an integral part of the financial statements.

See accompanying notes which are an integral part of the financial statements.

See accompanying notes which are an integral part of the financial statements.

Marathon Value Portfolio

Notes to the Financial Statements

October 31, 2005

NOTE 1. ORGANIZATION

Marathon Value Portfolio (the “Fund”) was organized as a diversified series of Unified Series Trust (the “Trust”) on December 18, 2002. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”). On January 3, 2003, the Fund acquired all of the assets and liabilities of the Marathon Value Portfolio, a series of the AmeriPrime Funds (the “Predecessor Fund”) in a tax-free reorganization. The Predecessor Fund commenced operations on March 12, 1998. The Trust Agreement permits the Board of Trustees of the Trust (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series. The Fund is one of a series of funds currently authorized by the Board. The Fund’s investment objective is to provide long-term capital appreciation. Effective March 28, 2000, the Fund’s advisor is Spectrum Advisory Services, Inc. (the “Advisor”).

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation - Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust. When pricing securities using the fair value guidelines adopted by the Board of Trustee, the Advisor seeks to assign the value that represents the amount that the Fund might reasonably expect to receive upon a current sale of the securities. However, given the subjectivity inherent in fair valuation and the fact that events could occur after NAV calculation, the actual market prices for a security may differ from the fair value of that security as determined by the Advisor at the time of NAV calculation. Thus, differences between fair values and actual market prices may occur. These differences do not necessarily indicate that the fair value methodology is inappropriate. Fair values assigned to securities in the Fund’s portfolio will be adjusted, to the extent necessary, as soon as market prices become available.

Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Advisor decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board. Short-term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

Federal Income Taxes - There is no provision for federal income tax. The Fund intends to qualify each year as a “regulated investment company” under sub-chapter M of the Internal Revenue Code of 1986, as amended, by distributing substantially all of its net investment income and net realized capital gains. If the required

Marathon Value Portfolio

Notes to the Financial Statements

October 31, 2005 - continued

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

amount of net investment income is not distributed, the Fund could incur a tax expense.

Security Transactions and Related Income - The Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized or accreted using the effective interest method.

Dividends and Distributions - The Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on at least an annual basis. The Fund intends to distribute its net realized long-term capital gains and its net realized short-term capital gains at least once a year. Distributions to shareholders which are determined in accordance with income tax regulations are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund. For the year ended October 31, 2005, there were no such reclassifications.

Repurchase Agreements - In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited.

NOTE 3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Advisor of the Fund is Spectrum Advisory Services, Inc. Under the terms of the management agreement (the “Agreement”), the Advisor manages the Fund’s investments subject to approval of the Board and pays all expenses of the Fund except brokerage fees and commissions, taxes, borrowing costs (such as interest and dividend expenses on securities sold short), fees and expenses of the non-interested person Trustees, and extraordinary expenses. As compensation for its management services and agreement to pay the Fund’s expenses, the Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 1.25% of the average daily net assets of the Fund. It should be noted that most investment companies pay their own operating expenses directly, while the Advisor pays the Fund’s expenses, except those specified above. For the fiscal year ended October 31, 2005, the Advisor earned a fee of $232,637 from the Fund. The Advisor has contractually agreed to waive and/or reimburse the Fund for the fees and expenses of the disinterested Trustees, but only to the extent necessary to maintain the Fund’s total annual operating expenses, at 1.25% of average daily net assets through October 31, 2006. For the fiscal year ended October 31, 2005, the Advisor waived fees of $4,694. At October 31, 2005, there was a net payable to the Advisor in the amount of $19,316. The Trust retains Unified Fund Services, Inc. (“Unified”), a wholly owned subsidiary of Unified Financial Services, Inc., to manage the Fund’s business affairs and provide the Fund with administrative services, fund accounting and transfer agency services, including all regulatory reporting and necessary office equipment and personnel. The Advisor paid all administrative, transfer agency, and fund accounting fees on behalf of the Fund per the Agreement. A Trustee and the officers of the Trust are members of management and/or employees of Unified and/or shareholders of Unified Financial Services, Inc. (the parent of Unified).

Marathon Value Portfolio

Notes to the Financial Statements

October 31, 2005 – continued

NOTE 3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES – continued

The Fund retains Unified Financial Securities, Inc. (the “Distributor”) to act as the principal distributor of the Fund’s shares. There were no payments made by the Fund to the Distributor during the fiscal year ended October 31, 2005. A Trustee and certain officers of the Trust have an ownership interest in Unified Financial Services, Inc. (the parent company of the Distributor). As a result, those persons may be deemed to be affiliates of the Distributor.

NOTE 4. INVESTMENT TRANSACTIONS

For the fiscal year ended October 31, 2005, purchases and sales of investment securities, other than short-term investments were as follows:

Amount
Purchases
U.S. Government Obligations	$ 3,246,328
Other	6,144,302
Sales
U.S. Government Obligations	$ 1,000,000
Other	5,555,550

As of October 31, 2005, the net unrealized appreciation of investments for tax purposes was as follows:
Amount
Gross Appreciation	$ 4,582,570
Gross (Depreciation)	(340,145)

Net Appreciation on
Investments	$4,242,425

At October 31, 2005, the aggregate cost of securities for federal income tax purposes was $16,296,233.

NOTE 5. ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 6. BENEFICIAL OWNERS

The beneficial ownership, either directly or indirectly, of 25% or more of the outstanding shares of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of October 31, 2005, Charles Schwab & Co. held, in an omnibus account for the benefit of others, 61.45% of the Fund’s shares.

NOTE 7. DISTRIBUTIONS TO SHAREHOLDERS

On December 28, 2004, the Fund paid an income distribution of $0.1009 per share to shareholders of record on December 27, 2004.

The tax character of distributions paid during the fiscal years 2005 and 2004 were as follows:

Marathon Value Portfolio

Notes to the Financial Statements

October 31, 2005 – continued

NOTE 7. DISTRIBUTIONS TO SHAREHOLDERS - continued

As of October 31, 2005, the components of distributable earnings/(accumulated losses) on a tax basis were as follows:

To The Shareholders and

Board of Trustees of

Marathon Value Portfolio

(a series of the Unified Series Trust)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Marathon Value Portfolio (the “Fund”), as of October 31, 2005, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods indicated prior to October 31, 2004 were audited by McCurdy & Associates CPA’s, Inc., whose audit practice was acquired by Cohen McCurdy, Ltd. McCurdy & Associates CPA’s, Inc. expressed unqualified opinions on those highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of October 31, 2005, by correspondence with the Fund’s custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Marathon Value Portfolio as of October 31, 2005, the results of its operations for the year then ended, and the changes in its net assets and its financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Cohen McCurdy, Ltd.

Westlake, Ohio

December 21, 2005

TRUSTEES AND OFFICERS (Unaudited)

Independent Trustees

Name, Address*, (Date of Birth), Position with Fund Complex**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Gary E. Hippenstiel (1947) Independent Trustee, December 2002 to present

Director, Vice President and Chief Investment Officer of Legacy Trust Company, N.A. since 1992; Trustee of AmeriPrime Advisors Trust from July 2002 to September 2005; Trustee of Access Variable Insurance Trust from April 2003 to August 2005; Trustee of AmeriPrime Funds from 1995 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005. Chairman of the Investment Committee for W.H. Donner Foundation and W.H. Donner Canadian Foundation since June 2005.

Stephen A. Little (1946) Chairman, December 2004 to present; Independent Trustee, December 2002 to present

President and founder of The Rose, Inc., a registered investment advisor, since April 1993; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Daniel J. Condon (1950) Independent Trustee, December 2002 to present

President of International Crankshaft Inc., an automotive equipment manufacturing company, since 2004, Vice President and General Manager from 1990 to 2003; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of The Unified Funds from 1994 to 2002; Trustee of Firstar Select Funds, a REIT mutual fund, from 1997 to 2000; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Interested Trustees and Principal Officers

Name, Address*, (Date of Birth), Position with Fund Complex,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Ronald C. Tritschler (1952)*** Trustee, December 2002 to present

Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, since 2001, Executive Vice President and Director from 1990 to 2000; Director of First State Financial since 1998; Director, Vice President and Legal Counsel of The Traxx Companies, an owner and operator of convenience stores, since 1989; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Anthony J. Ghoston (1959) President, July 2004 to present

President of Unified Fund Services, Inc., the Trust’s administrator, since June 2005, Executive Vice President from June 2004 to June 2005, Senior Vice President from April 2003 to June 2004; Senior Vice President and Chief Information Officer of Unified Financial Services, Inc., the parent company of the Trust’s administrator and distributor, from 1997 to November 2004; President of AmeriPrime Advisors Trust from July 2004 to September 2005; President of AmeriPrime Funds from July 2004 to July 2005; President of CCMI Funds from July 2004 to March 2005.

Freddie Jacobs, Jr., CPA (1970)**** Chief Financial Officer and Treasurer, July 2005 to present

Vice President of Unified Fund Services, Inc., the Trust’s administrator, since December 2003; Assistant Vice President of U.S. Bancorp Fund Services LLC from 2000 to December 2003, Trust Officer from 1998 to 2000; Chief Financial Officer and Treasurer of AmeriPrime Advisors Trust from July 2005 to September 2005; Secretary of AmeriPrime Funds and AmeriPrime Advisors Trust from September 2004 to June 2005; Secretary of CCMI Funds from September 2004 to March 2005; Principal Accounting Officer of Lindbergh Funds from February 2004 to February 2005.

Lynn E. Wood (1946) Chief Compliance Officer, October 2004 to present

Chief Compliance Officer of AmeriPrime Advisors Trust from October 2004 to September 2005; Chief Compliance Officer of AmeriPrime Funds from October 2004 to July 2005; Chief Compliance Officer of CCMI Funds from October 2004 to March 2005; Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, from December 2004 to October 2005 and from 1997 to 2000, Chairman from 1997 to December 2004, President from 1997 to 2000; Director of Compliance of Unified Fund Services, Inc., the Trust’s administrator, from October 2003 to September 2004; Chief Compliance Officer of Unified Financial Services, Inc., the parent company of the Trust’s administrator and distributor, from 2000 to 2004.

Heather A. Barnes (1975)**** Secretary, July 2005 to present

Employed by Unified Fund Services, Inc., the Trust’s administrator, since January 2004 and from December 1999 to January 2002; Regional Administrative Assistant of The Standard Register Company from February 2003 to January 2004; Full time student at Indiana University from January 2002 to June 2002; Secretary of AmeriPrime Advisors Trust from July 2005 to September 2005.

*	The address for each of the trustees and officers is 431 N. Pennsylvania St., Indianapolis, IN 46204.

** The Trust is not part of a Fund Complex. The Trust currently consists of 29 series.

*** Mr. Tritschler may be deemed to be an “interested person” of the Trust because he has an ownership interest in Unified Financial Services, Inc., the parent of the distributor of certain series in the Trust.

**** Effective as of July 1, 2005, the Board appointed Mr. Jacobs as CFO and Treasurer of the Trust to fill the vacancy created by the resignation of Mr. Thomas Napurano. The Board also appointed Ms. Barnes (previously Assistant Secretary) as Secretary of the Trust.

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the trustees and is available, without charge, upon request. You may call toll-free (800) 788-6086 to request a copy of the SAI or to make shareholder inquiries.

PROXY VOTING

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent twelve month period ended June 30 are available without charge upon request by (1) calling the Fund at (800) 788-6086 and (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.

TRUSTEES

Stephen A. Little, Chairman

Gary E. Hippenstiel

Daniel J. Condon

Ronald C. Tritschler

OFFICERS

Anthony J. Ghoston, President

Freddie Jacobs Jr., Chief Financial Officer and Treasurer

Heather A. Barnes, Secretary

Lynn E. Wood, Chief Compliance Officer

INVESTMENT ADVISOR

Spectrum Advisory Services, Inc.

1050 Crown Pointe Parkway

Suite 750

Atlanta, GA 30338

DISTRIBUTOR

Unified Financial Securities, Inc.

431 N. Pennsylvania Street

Indianapolis, IN 46204

INDEPENDENT ACCOUNTANTS

Cohen McCurdy Ltd.

800 Westpoint Pkwy., Suite 1100

Westlake, OH 44145

LEGAL COUNSEL

Thompson Coburn LLP

One US Bank Plaza

St. Louis, MO 63101

CUSTODIAN

Huntington National Bank

41 South Street

Columbus, OH 43215

ADMINISTRATOR, TRANSFER AGENT

AND FUND ACCOUNTANT

Unified Fund Services, Inc.

431 N. Pennsylvania Street

Indianapolis, IN 46204

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, Inc.

Member NASD/SIPC

Becker Value Funds

Annual Report

October 31, 2005

Fund Advisor:

Becker Capital Management, Inc.

1211 SW Fifth Avenue

Suite 2185

Portland, OR 97204

Toll Free: (800) 551-3998

Becker Capital Management, Inc.

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November 15, 2005

Dear Fellow Shareholders:

The small-cap portfolio was funded on January 3, 2005. During the past 10 months, news headlines were often discouraging, yet the stock market exhibited surprising resiliency. The performance of the fund has lagged the Russell 2000 Index by a modest amount. For some time, many market gurus have suggested shifting from the small-cap sector to large-cap, because small-cap stocks have outperformed for an extended period. This is not a new shift and despite considerable asset allocation rebalancing, the small-cap index continues to do as well or better than other market indexes.

As of this writing, the economy appears to be growing at a sustainable rate. In testimony at the beginning of November before the U.S. Congress Joint Economic Committee, Federal Reserve Chairman Greenspan observed that although the recent hurricanes will act as a drag on employment and production in the near term, the U.S. economy “appears to retain important fundamental momentum.” He expressed more concern, however, for the inflation outlook, and suggested that additional interest rate hikes are likely.

Addressing energy prices, Greenspan suggested that infrastructure damage would likely keep prices elevated at least until spring. Energy was by far the strongest sector of the market since the Fund’s inception. Your fund benefited from energy investments, including a 94% gain in Grant Prideco and 57% in Newpark Resources. While at its inception, the fund was slightly overweight in energy, it has now a market weight in this sector, as we believe the modest valuations (despite the sector’s appreciation) match the risk of price correction in the underlying commodity prices.

Notable performers outside the energy sector were an eclectic group which included Tower Group, an insurance stock, Adtran, and Epiq Systems in technology, and Allegheny Technologies, a metals company. While energy was the clear outperformer, there wasn’t a clear underperforming sector; the stocks hurting the portfolio performance came from a range of industries, including finance (e.g. Redwood Trust), consumer goods (e.g. Furniture Brands), and technology (e.g. Mentor Graphics).

Consumer spending is the big question mark going into 2006 as discretionary income appears to have been eroded, primarily by higher energy costs and also possibly by higher interest rates. Mortgage rates, for example, have risen. It is estimated that $3 trillion in adjustable rate mortgages will be “adjusted” upwards by as much as 2.5 percentage points during the fourth quarter.

Corporate America appears better positioned. Balance sheets are very liquid, earnings are growing at above average rates, and profit margins are high. We have therefore focused a significant part of the portfolio on reasonably valued companies that cater to this healthy end market – primarily small technology companies exposed to business spending. This is a sub sector of the market that has been out of favor, but is not directly exposed to the major negative trends worrying the market – higher interest rates, higher energy prices, stretched consumers. Currently we are focusing our research efforts on the healthcare sector as we also see few macro headwinds in this sector. In addition, we are keeping a close watch on the retail sector as we believe even strong companies might have a hard time meeting aggressive holidays sales expectations and thus might provide attractive entry points in January.

By identifying small companies with great potential for growth, we capitalize on their lower bases, which permit substantial gains in a shorter time-frame. There is no question that small-cap companies can be more volatile due to liquidity and their increased sensitivity to economic conditions. Over time, however, we think it is a very exciting place in which to invest monies.

Thank you for your support of the Becker Value Small-Cap Fund. We appreciate the opportunity to serve you.

Sincerely,

Thierry Wuilloud	Patrick E. Becker
Portfolio Manager	Chief Investment Officer

Managements Discussion & Analysis

The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT PREDICT FUTURE RESULTS. The returns shown are net of all recurring expenses. Current performance of the Fund may be lower or higher than the performance quoted. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling 1-800-551-3998.

* Return figures reflect any change in price per share and assume the reinvestment of all distributions.

** The Index is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees. The Russell 2000 Index and the Russell 2000 Value Index are widely recognized unmanaged indices of equity prices and representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in the Indices; however, an individual can invest in ETFs or other investment vehicles that attempt to track the performance of a benchmark index.

This graph shows the value of a hypothetical initial investment of $10,000 in the Fund, the Russell 2000 Index and the Russell 2000 Value Index on January 3, 2005 (inception of the Fund) and held through October 31, 2005. The Russell 2000 Index and the Russell 2000 Value Index are widely recognized unmanaged indices of common stock prices. The Index returns do not reflect expenses, which have been deducted from the Fund’s return. These performance figures include the change in value of the stocks in the indices plus the reinvestment of dividends and are not annualized. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT PREDICT FUTURE RESULTS. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price. Current performance may be lower or higher than the performance data quoted. For more information on the Becker Small Cap Value Equity Fund, and to obtain performance data current to the most recent month end, please call 1-800-551-3998. Investing in the Fund involves certain risks that are discussed in the Fund’ s prospectus. Please read the prospectus carefully before you invest or send money.

Becker Capital Management, Inc.

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w w w . b e c k e r c a p . c o m

P H O N E 5 0 3 - 2 2 3 - 1 7 2 0

F A X 5 0 3 - 2 2 3 - 3 6 2 4

November 15, 2005

Dear Fellow Shareholders:

While the past year’s news headlines were often discouraging, the stock market exhibited surprising resiliency and produced reasonable gains. We are pleased to note, your Fund outperformed the Standard & Poor’s 500 by a comfortable margin.

As of this writing, the economy appears to be growing at a sustainable rate. In recent testimony before the U.S. Congress Joint Economic Committee, Federal Reserve Chairman Greenspan observed that although the recent hurricanes will act as a drag on employment and production in the near term, the U.S. economy “appears to retain important fundamental momentum.” He expressed more concern, however, for the inflation outlook, and suggested that additional interest rate hikes are likely.

Normally, the stock market struggles when the Fed is in a tightening phase, and our only explanation for the relatively strong equity performance has been that these sequential interest rate increases have come from a very low base. The biggest surprise during the past year has been that, despite the continued rise in short term rates, long term rates have not moved up. We do not expect this to continue, and as we write this review, long rates have moved to their highest level in some time.

The hurricanes and the devastation they wrought have been a continuing saga. Energy prices have soared, affecting everything from the cost of manufacturing goods to consumer spending. It is not a surprise that energy has been the best performing sector over the past year. More precisely, energy stocks in the S&P 500 were up 33.4% during the period, versus the index’s gain of 8.7%. Two examples of this in the Fund’s portfolio were Grant Prideco, which was up 89%, and Unocal, recently acquired by Chevron, which posted a 60% return. While we like the energy sector longer term, your fund is now underweighted in energy stocks, indicative of our opinion that these issues are ahead of themselves.

Conversely, consumer discretionary stocks lagged as rising energy prices redirected consumer spending away from normal patterns. Two examples of underperforming issues in this sector are Borders Group and Maytag. We continue to hold Borders because even though the company is out of favor with investors, its fundamentals remain good. On the other hand, we sold Maytag due to deteriorating business.

Similarly, the large pharmaceutical companies underperformed the market reflecting both “headline risk” and a current slowdown in the flow of new products coming to market. The valuation of these companies now appears compelling and we believe much of the bad new is in the stocks.

Like many investors, we are concerned with the enormous debt load that both government and individuals carry at this time. We continue to monitor inflation and its effect on specific industries and, of course, the direction of interest rates, which impact the consumer directly. These concerns are offset to some degree by the strong position of corporate America. Balance sheets are very liquid, earnings are growing and profit margins are solid.

One market force that has been slow to evolve is merger and acquisition activity. An enormous amount of capital has been directed toward private equity funds whose objective is to buy companies and take them private in hopes of bringing them public again at a higher price at a future date. We suspect, with the liquidity available in this arena, the pressure will increase to do transactions. In turn this could be one of the driving forces behind market performance in the coming year.

The Fund has grown nicely over the past year and we thank you for your continued confidence in the Becker Value Equity Fund.

Sincerely,

Robert N. Schaeffer	Patrick E. Becker
Portfolio Manager	Chief Investment Officer

Managements Discussion & Analysis

The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT PREDICT FUTURE RESULTS. The returns shown are net of all recurring expenses. Current performance of the Fund may be lower or higher than the performance quoted. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling 1-800-551-3998.

* Return figures reflect any change in price per share and assume the reinvestment of all distributions.

** The Index is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees. The S&P 500 Index is a widely recognized unmanaged index of equity prices and representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in the Index; however, an individual can invest in ETFs or other investment vehicles that attempt to track the performance of a benchmark index.

This graph shows the value of a hypothetical initial investment of $10,000 in the Fund, and the S&P 500 Index on November 3, 2003 (inception of the Fund) and held through October 31, 2005. The S&P 500 Index is a widely recognized unmanaged index of common stock prices. The Index returns do not reflect expenses, which have been deducted from the Fund’s return. These performance figures include the change in value of the stocks in the index plus the reinvestment of dividends and are not annualized. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT PREDICT FUTURE RESULTS. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price. Current performance may be lower or higher than the performance data quoted. For more information on the Becker Value Equity Fund, and to obtain performance data current to the most recent month end, please call 1-800-551-3998. Investing in the Fund involves certain risks that are discussed in the Fund’ s prospectus. Please read the prospectus carefully before you invest or send money.

FUND HOLDINGS – (Unaudited)

Becker Small Cap Value Equity Fund Portfolio Analysis as of October 31, 20051

1As a percent of net assets.

The Fund invests primarily in common and preferred stock of small-cap companies whose market prices do not reflect the true value of the companies in the opinion of the Fund’s advisor, Becker Capital Management, Inc. The Fund will generally select stocks of companies with a market capitalization that does not exceed $2.0 billion.

Becker Value Equity Fund Portfolio Analysis as of October 31, 20051

1As a percent of net assets.

2American Depository Receipts.

The Fund invests primarily in common and preferred stock of large or medium-sized companies whose market prices do not reflect the true value of the companies in the opinion of the Fund’s advisor.

AVAILABILITY OF PORTFOLIO SCHEDULE – (Unaudited)

Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. Each Fund’s Forms N-Q are available at the SEC’s website at www.sec.gov. The Forms N-Q may be reviewed and copied at the Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

ABOUT THE FUNDS' EXPENSES - (Unaudited)

As a shareholder of one of the Becker Value Funds, you incur two types of costs: (1) transaction costs (such as short-term redemption fees); and (2) ongoing costs, including management fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2005 to October 31, 2005.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Becker Small Cap Value Fund

	Beginning Account Value May 1, 2005	Ending Account Value October 31, 2005	Expenses Paid During Period* May 1 – October 31, 2005
Actual	$1,000.00	$1,086.47	$6.30
Hypothetical (5% return before expenses)	$1,000.00	$1,019.16	$6.10

* Expenses are equal to the Fund’s annualized expense ratio of 1.20%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the partial year period).

Becker Value Equity Fund

	Beginning Account Value May 1, 2005	Ending Account Value October 31, 2005	Expenses Paid During Period* May 1 – October 31, 2005
Actual	$1,000.00	$1,058.87	$5.18
Hypothetical (5% return before expenses)	$1,000.00	$1,020.17	$5.09

* Expenses are equal to the Fund’s annualized expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the partial year period).

Becker Value Funds
Becker Small Cap Value Equity Fund
Schedule of Investments
October 31, 2005

Common Stocks - 90.27%	**Shares**	**Value**
Asphalt Paving & Roofing Materials - 1.91%		
Elkcorp	1,400	$ 44,282
Ball & Roller Bearings - 1.02%		
Kaydon Corp.	800	23,640
Computer Storage Devices - 3.37%		
Dot Hill Systems Corp. (a)	11,300	78,309
Crude Petroleum & Natural Gas - 3.36%		
Comstock Resources, Inc. (a)	800	24,088
Forest Oil Corporation (a)	500	21,840
Stone Energy Corp. (a)	700	32,130
		78,058
Deep Sea Foreign Transportation of Freight - 2.07%		
Dryships, Inc.	3,200	48,160
Electric Services - 3.51%		
Aquila, Inc. (a)	12,400	43,896
IDACORP, Inc.	1,300	37,531
		81,427
Electronic Computers - 1.05%		
Omnicell, Inc. (a)	2,300	24,380
Electrical Industrial Apparatus - 1.94%		
GrafTech International Ltd. (a)	9,200	45,080
Fire, Marine & Casualty Insurance - 8.40%		
Affirmative Insurance Holdings, Inc.	3,900	54,288
James River Group, Inc. (a)	2,600	49,140
North Pointe Holdings Corp. (a)	1,800	20,304
Tower Group, Inc.	3,000	57,810
Vesta Insurance Group, Inc. (a)	9,000	13,500
		195,042
Footwear - 1.12%		
Brown Shoe Company, Inc.	800	25,976
Hospitals & Medical Service Plans - 0.35%		
Centene Corp. (a)	400	8,060
Household Furniture - 1.72%		
Furniture Brands International, Inc.	2,200	39,930
Industrial Organic Chemicals - 0.69%		
Minerals Technologies, Inc.	300	16,038
Life Insurance - 4.10%		
American Equity Investment Life Holding Company	3,900	45,396
KMG America Corporation (a)	5,800	49,880
		95,276

See accompanying notes which are an integral part of the financial statements.

Becker Value Funds
Becker Small Cap Value Equity Fund
Schedule of Investments - continued
October 31, 2005

Common Stocks - 90.27% - continued	Shares	Value
Miscellaneous Food Preparations & Kindred Products - 0.89%		
American Italian Pasta Co. - Class A	3,200	$ 20,640
Miscellaneous Plastics Products - 0.82%		
Spartech Corp.	1,000	18,970
National Commercial Banks - 3.67%		
Midwest Banc Holdings, Inc.	1,300	29,172
Nara Bancorp, Inc.	3,100	55,893
		85,065
Natural Gas Distribution - 1.88%		
Southern Union Company (a)	1,860	43,747
Oil & Gas Field Machinery & Equipment - 1.85%		
Newpark Resources, Inc. (a)	5,300	42,930
Oil & Gas Field Services - 1.00%		
Grant Prideco, Inc. (a)	600	23,334
Paper Mills - 0.91%		
Bowater, Inc.	800	21,200
Patent Owners & Lessors - 1.90%		
Marvel Enterprises, Inc. (a)	2,500	44,000
Pharmaceutical Preparations - 2.01%		
Par Pharmaceutical Cos. Inc. (a)	1,800	46,584
Retail - Miscellaneous Shopping Goods Stores - 2.01%		
Big 5 Sporting Goods Corp.	2,100	46,578
Retail - Variety Stores - 4.61%		
Big Lots, Inc. (a)	4,100	47,437
Fred's, Inc.	4,000	59,600
		107,037
Savings Institution, Federally Chartered - 3.31%		
IndyMac Bancorp, Inc.	600	22,398
Ocwen Financial Corporation (a)	7,000	54,390
		76,788
Semiconductors & Related Devices - 2.23%		
Lattice Semiconductor Corporation (a)	11,800	51,684
Services - Business Services - 2.16%		
Premiere Global Services, Inc. (a)	5,900	50,032
Services - Computer Integrated Systems Design - 2.14%		
Mentor Graphics Corporation (a)	6,000	49,620

See accompanying notes which are an integral part of the financial statements.

Becker Value Funds
Becker Small Cap Value Equity Fund
Schedule of Investments - continued
October 31, 2005

Common Stocks - 90.27% - continued	Shares	Value
Services - Computer Processing & Data Preparation - 0.54%		
MedQuist, Inc. (a)	1,200	$ 12,480
Services - Computer Programming Services - 2.05%		
EPIQ Systems, Inc. (a)	2,500	47,625
Services - Equipment Rental & Leasing - 1.94%		
United Rentals, Inc. (a)	2,300	45,011
Services - Help Supply Services - 2.03%		
Spherion Corporation (a)	5,300	47,170
Services - Prepackaged Software - 2.57%		
Stellent, Inc. (a)	6,500	59,605
Special Industry Machinery - 1.90%		
Ultratech, Inc. (a)	3,200	44,096
State Commercial Banks - 2.10%		
Sterling Bancshares, Inc.	3,300	48,807
Steel Pipe & Tube - 3.35%		
Allegheny Technologies, Inc.	1,100	31,581
Worthington Industries, Inc.	2,300	46,276
		77,857
Telephone & Telegraph Apparatus - 6.35%		
Adtran, Inc.	1,300	39,325
Intervoice, Inc. (a)	6,300	58,716
Westell Technologies, Inc. (a)	10,500	49,350
		147,391
Wholesale - Chemicals & Allied Products - 1.44%		
Acuity Brands, Inc.	1,200	33,372
TOTAL COMMON STOCKS (Cost $2,106,088)		2,095,281
Real Estate Investment Trusts - 8.76%		
ECC Capital Corp.	13,600	35,768
Healthcare Realty Trust, Inc.	1,100	41,624
Maguire Properties, Inc.	1,600	48,000
NorthStar Realty Finance Corp.	4,300	40,678
Redwood Trust, Inc.	800	37,240
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $237,312)		203,310

See accompanying notes which are an integral part of the financial statements.

See accompanying notes which are an integral part of the financial statements.

Becker Value Funds
Becker Value Equity Fund
Schedule of Investments
October 31, 2005

Common Stocks - 92.59%	**Shares**	**Value**
Accident & Health Insurance - 1.16%		
Conseco, Inc. (a)	20,000	$ 406,000
Beverages - 2.27%		
The Coca-Cola Co.	18,500	791,430
Cable & Other Pay Television Services - 2.08%		
Comcast Corp - Class A (a)	26,000	723,580
Computer & Office Equipment - 1.05%		
Hewlett-Packard Co.	13,000	364,520
Computer Peripheral Equipment - 1.90%		
Symbol Technologies, Inc.	80,000	664,000
Drilling Oil & Gas Wells - 2.86%		
Diamond Offshore Drilling	9,000	508,140
Globalsantafe Corp.	11,000	490,050
		998,190
Electronic & Other Electrical Equipment - 2.04%		
General Electric Co.	21,000	712,110
Fats & Oils - 0.89%		
Bunge Limited	6,000	311,640
Finance Lessors - 1.44%		
CIT Group	11,000	503,030
Food & Kindred Products - 2.02%		
Unilever N.V. - NY shares (b)	10,000	703,100
Grain Mill Products - 2.35%		
General Mills, Inc.	17,000	820,420
Industrial Organic Chemicals - 2.03%		
Lubrizol Corp.	17,000	707,030
Insurance Agents, Brokers & Service - 1.94%		
Hartford Financial Services Group	8,500	677,875
Investment Advice - 2.06%		
Federated Investors, Inc - Class B	20,500	717,705
Laboratory Analytical Instruments - 1.60%		
Applera Corp.	23,000	558,210
Life Insurance - 2.28%		
HCA, Inc.	16,500	795,135

See accompanying notes which are an integral part of the financial statements.

Becker Value Equity Fund
Schedule of Investments - continued
October 31, 2005

Common Stocks - 92.59% - continued	Shares	Value
Miscellaneous Manufacturing Industries - 1.98%		
International Game Technology	26,000	$ 688,740
Meat Packaging Plants - 0.28%		
Hormel Foods Corp.	3,100	98,580
Mortgage Bankers & Loan Correspondents - 1.46%		
Countrywide Financial Corp.	16,000	508,320
Motor Vehicles & Passenger Car Bodies - 2.27%		
Honda Motor Co., Ltd. (b)	28,500	792,585
National Commercial Banks - 2.68%		
Keycorp	8,000	257,920
TCF Financial Corp.	20,000	542,000
US Bankcorp	4,500	133,110
		933,030
Office Machines - 1.99%		
Pitney Bowes, Inc.	16,500	694,320
Oil & Gas Field Services - 1.51%		
Grant Prideco, Inc. (a)	13,500	525,015
Paints, Varnishes, Lacquers, Enamels & Allied Products - 1.98%		
PPG Industries, Inc.	11,500	689,655
Paper Mills - 4.01%		
Bowater, Inc.	23,000	609,500
International Paper Co.	27,000	787,860
		1,397,360
Petroleum Refining - 2.75%		
Chevron Corp.	5,925	338,140
Royal Dutch Petroleum Co. (b)	10,000	620,400
		958,540
Pharmaceutical Preparations - 7.09%		
Abbott Laboratories	16,000	688,800
Eli Lilly & Co.	9,500	473,005
Merck & Co., Inc.	19,500	550,290
Pfizer, Inc.	35,000	760,900
		2,472,995
Radiotelephone Communications - 1.10%		
Sprint Nextel Corp.	16,477	384,079
Railroads, Line - Haul Operating - 3.01%		
Burlington Northern Sante Fe Corp.	5,200	322,712
Union Pacific Corp.	10,500	726,390
		1,049,102

See accompanying notes which are an integral part of the financial statements.

Becker Value Funds
Becker Value Equity Fund
Schedule of Investments - continued
October 31, 2005

Common Stocks - 92.59% - continued	Shares	Value
Refuse Systems - 2.20%		
Waste Management, Inc.	26,000	$ 767,260
Retail - Drug Stores & Proprietary Stores - 2.16%		
Express Scripts, Inc. (a)	10,000	754,100
Retail - Eating Places - 1.96%		
Outback Steakhouse, Inc.	9,500	357,770
Wendy's International, Inc.	7,000	327,040
		684,810
Retail - Grocery Stores - 2.00%		
Kroger Co. (a)	35,000	696,500
Retail - Miscellaneous Shopping Goods Stores - 0.76%		
Borders Group, Inc.	13,500	265,005
Retail - Variety Stores - 0.46%		
Costco Wholesale Corp.	3,300	159,588
Retail - Women's Clothing Stores - 1.84%		
Limited Brands, Inc.	32,000	640,320
Search, Detection, Navigation, Guidance, Aeronautical Systems - 1.75%		
Raytheon Company	16,500	609,675
Semiconductors & Related Devices - 2.22%		
Intel Corp.	33,000	775,500
Services - Advertising Agencies - 1.39%		
Interpublic Group of Companies, Inc. (a)	47,000	485,510
Services - Business Services - 2.08%		
Manpower, Inc.	16,000	724,480
Services - Prepackaged Software - 4.11%		
Microsoft Corp.	30,000	771,000
Synopsys, Inc. (a)	35,000	663,250
		1,434,250
Surety Insurance - 1.93%		
XL Capital Ltd.	10,500	672,630
Surgical & Medical Instruments & Apparatus - 3.83%		
Becton Dickinson & Co.	13,200	669,900
Boston Scientific Corp. (a)	26,500	665,680
		1,335,580
Telephone & Telegraph Apparatus - 1.82%		
Adtran, Inc.	21,000	635,250
TOTAL COMMON STOCKS (Cost $30,387,033)		$ 32,286,754

See accompanying notes which are an integral part of the financial statements.

See accompanying notes which are an integral part of the financial statements.

Becker Value Funds
Statement of Assets and Liabilities
October 31, 2005

	Becker Small Cap Value Equity Fund	Becker Value Equity Fund
Assets		
Investment in securities		
At cost	$ 2,447,728	$ 32,886,737
At value	$ 2,402,919	$ 34,786,458
Receivable for Fund shares sold	375	368,288
Prepaid expenses	3,823	3,984
Receivable for investments sold	11,270	69,977
Dividends receivable	300	24,186
Interest receivable	252	6,901
Total assets	2,418,939	35,259,794
Liabilities		
Payable for investments purchased	69,774	336,550
Payable for Fund shares redeemed	-	7,226
Payable to Advisor	9,004	22,721
Payable to other affiliates	4,790	6,211
Trustee and officer fees accrued	1,003	1,017
Other accrued expenses and other liabilities	13,361	15,529
Total liabilities	97,932	389,254
Net Assets	$ 2,321,007	$ 34,870,540
Net Assets consist of:		
Paid in capital	$ 2,314,301	$ 31,388,114
Accumulated undistributed net investment income	2,154	144,937
Accumulated net realized gain from investment transactions	49,361	1,437,768
Net unrealized appreciation (depreciation) on investments	(44,809)	1,899,721
Net Assets	$ 2,321,007	$ 34,870,540
Shares outstanding (unlimited number of shares authorized)	236,953	2,768,775
Net Asset Value, Offering and redemption price per share	$ 9.80	$ 12.59
Redemption price per share (9.80 * 0.99) (a)	$ 9.70	$ 12.46

(a) The redemption price per share reflects a redemption fee of 1.00% on shares redeemed within 30 days of purchase.

See accompanying notes which are an integral part of the financial statements.

See accompanying notes which are an integral part of the financial statements.

See accompanying notes which are an integral part of the financial statements.

Becker Value Funds
Financial Highlights
(For a share outstanding throughout the period)

	Becker Small Cap Value Equity Fund	
	Period ended October 31, 2005	(a)
Selected Per Share Data		
Net asset value, beginning of period	$ 10.00	
Income from investment operations:		
Net investment income	0.01	
Net realized and unrealized (loss)	(0.21)	
Total from investment operations	(0.20)	
Net asset value, end of period	$ 9.80	
Total Return (b)	-2.00%	(c)
Ratios and Supplemental Data		
Net assets, end of period (000)	$ 2,321	
Ratio of expenses to average net assets	1.20%	(d)
Ratio of expenses to average net assets before waiver & reimbursement	10.45%	(d)
Ratio of net investment income to average net assets	0.16%	(d)
Ratio of net investment income to average net assets before waiver & reimbursement	(9.09)%	(d)
Portfolio turnover rate	55.28%	

(a) For the period January 3, 2005 (Commencement of Operations) to October 31, 2005.
(b) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(c) Not annualized.
(d) Annualized.

See accompanying notes which are an integral part of the financial statements.

See accompanying notes which are an integral part of the financial statements.

Becker Value Funds

Notes to the Financial Statements

October 31, 2005

NOTE 1. ORGANIZATION

Becker Value Equity Fund (“Value Equity Fund”) was organized as a diversified series of Unified Series Trust (the “Trust”) on June 9, 2003. The Becker Small Cap Value Equity Fund (“Small Cap Value Equity Fund”) was organized as a diversified series of the Trust on December 13, 2004 (collectively with the Value Equity Fund, the “Funds” or each a “Fund”). The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”). The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series. Each Fund is one of a series of funds currently authorized by the Trustees. The Value Equity Fund commenced operations on November 3, 2003, and the Small Cap Value Equity Fund commenced operations on January 3, 2005. The investment objective of each Fund is to provide long-term capital appreciation to its shareholders. The investment advisor to the Funds is Becker Capital Management, Inc. (the “Advisor”).

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

Securities Valuation - Equity securities are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange are valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are valued by the pricing service at the NASDAQ Official Closing Price. When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value or when restricted securities are being valued, such securities are valued as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust.

Federal Income Taxes – The Funds make no provision for federal income tax. The Funds’ policy is to continue to qualify each year as “regulated investment companies” under subchapter M of the Internal Revenue Code of 1986, as amended, by distributing all of their taxable income. If the required amount of net investment income is not distributed, the Funds could incur a tax expense.

Security Transactions and Related Income - The Funds follow industry practice and record security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statement and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized over the lives of the respective securities using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

Dividends and Distributions - Each Fund intends to distribute substantially all of its net investment income, if any, as dividends to its shareholders on at least an annual basis. Each Fund intends to distribute its net realized long term capital gains and its net realized short term capital gains, if any, at least once a year. Dividends to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund. As of October 31, 2005 there were no such reclassifications.

Becker Value Funds

Notes to the Financial Statements

October 31, 2005 – continued

NOTE 3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Advisor to each Fund is Becker Capital Management, Inc. Under the terms of the management agreement, on behalf of each Fund, (each “Agreement”), the Advisor manages the Fund’s investments subject to approval of the Board of Trustees. As compensation for its management services, each Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 1.20% of the average daily net assets of the Funds. For the period January 3, 2005 (commencement of operations) through October 31, 2005, the Advisor earned a fee of $15,965 from the Small Cap Value Equity Fund. For the fiscal year ended October 31, 2005, the Advisor earned a fee of $355,293 from the Value Equity Fund. At October 31, 2005, the Small Cap Value Equity Fund and the Value Equity Fund owed the Advisor $9,004 and $22,721, respectively.

The Advisor has contractually agreed to waive its management fee and/or reimburse expenses so that the Small Cap Value Equity Fund’s total annual fund operating expenses, excluding brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short), taxes and extraordinary expenses, do not exceed 1.20% of the Small Cap Value Equity Fund’s average daily net assets for its initial fiscal years ending October 31, 2005 and 2006. For the period January 3, 2005 (commencement of operations) through October 31, 2005, the Advisor waived fees and/or reimbursed expenses of $123,708 for the Small Cap Value Equity Fund. The Advisor has contractually agreed to waive its management fee and/or reimburse expenses so that the Value Equity Fund’s total annual fund operating expenses, excluding brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short), taxes and extraordinary expenses, do not exceed 1.00% of the Value Equity Fund’s average daily net assets for the period November 15, 2004 through October 31, 2005. For the fiscal year ended October 31, 2005, the Advisor waived fees and/or reimbursed expenses of $217,555 for the Value Equity Fund.

The Trust retains Unified Fund Services, Inc. (“Unified”), a wholly owned subsidiary of Unified Financial Services, Inc., to manage each Fund’s business affairs and provide each Fund with administrative services, including all regulatory reporting and necessary office equipment and personnel. Unified receives a monthly fee from each Fund equal to an annual rate of 0.10% of the Fund’s average net assets up to $50 million, 0.07% of the Fund’s average net assets from $50 million to $100 million, 0.05% of the Fund’s average net assets from $100 million to $150 million, and 0.03% of the Fund’s average net assets over $150 million (subject to a minimum fee of $2,500 per month) plus fees for preparing certain filings. For the period January 3, 2005 (commencement of operations) through October 31, 2005, Unified earned fees of $25,000 for administrative services provided to the Small Cap Value Equity Fund. For the fiscal year ended October 31, 2005, Unified earned fees of $31,726 for administrative services provided to the Value Equity Fund.

The Trust retains Unified to act as each Fund’s transfer agent and to provide fund accounting services. For its services as transfer agent, Unified receives a monthly fee from each Fund of $1.25 per shareholder (subject to a minimum monthly fee of $1,250, less discounts applicable to funds with net assets less than $10 million, plus out of pocket expenses). For the period January 3, 2005 (commencement of operations) through October 31, 2005, Unified earned fees of $10,387 from the Small Cap Value Equity Fund for transfer agent services and $2,762 in reimbursement for out-of-pocket expenses incurred in providing transfer agent services. For the fiscal year October 31, 2005, Unified earned fees of $14,622 from the Value Equity Fund for transfer agent services and $7,090 in reimbursement for out-of-pocket expenses incurred in providing transfer agent services.

For its services as fund accountant, Unified receives an annual fee from each Fund equal to 0.05% of the Funds’ average net assets up to $50 million, 0.04% of the Funds’ average net assets from $50 million to $100 million, 0.03% of the Funds’ average net assets from $100 million to $150 million, and 0.02% of the Funds’ average net assets over $150 million (subject to a minimum monthly fee of $1,667, less discounts applicable to funds with net assets less than $10 million). For the period January 3, 2005 (commencement of operations) through October 31, 2005, Unified earned fees of $12,500 from the Small Cap Value Equity Fund for fund accounting services. For the fiscal year ended October 31, 2005, Unified earned fees of $20,001 from the Value Equity Fund for fund accounting services.

A trustee and the officers of the Trust are members of management and employees of Unified, and/or shareholders of Unified Financial Services, Inc., the parent of Unified.

Becker Value Funds

Notes to the Financial Statements

October 31, 2005 - continued

NOTE 3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - continued

Unified Financial Securities, Inc. (the “Distributor”) acts as the principal distributor of the Funds. There were no payments made to Unified Financial Securities, Inc. by the Funds for the periods ended October 31, 2005. Unified Fund Services, Inc. and Unified Financial Securities, Inc. are wholly owned subsidiaries of Unified Financial Services, Inc. A Trustee and certain officers of the Trust have an ownership interest in Unified Financial Services, Inc. (the parent company of the Distributor). As a result, those persons may be deemed to be affiliates of the Distributor.

NOTE 4. INVESTMENTS

For the period and fiscal year ended October 31, 2005, purchases and sales of investment securities, other than short-term investments and short-term U.S. government obligations, were as follows:

As of October 31, 2005, the net unrealized appreciation of investments for tax purposes was as follows:

At October 31, 2005, the aggregate cost of securities, excluding U.S. government obligations, for federal income tax purposes was $2,448,615 for the Small Cap Value Equity Fund and $32,886,751 for the Value Equity Fund.

NOTE 5. ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 6. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of 25% or more of the voting securities of a fund creates a presumption of control of each fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of October 31, 2005, the Advisor, for the benefit of its customers, held 52.43% of the voting securities of the Small Cap Value Equity Fund and Commercial Properties, for the benefit of its customers, held 45.35% of the voting securities of the Value Equity Fund.

Becker Value Funds

Notes to the Financial Statements

October 31, 2005 - continued

NOTE 7. DISTRIBUTIONS TO SHAREHOLDERS

Small Cap Value Equity Fund. There were no distributions made by the Small Cap Value Equity Fund during the period January 3, 2005, (commencement of operations) through October 31, 2005.

Value Equity Fund. On December 28, 2004, the Value Equity Fund paid an income distribution of $0.0423 per share to shareholders of record on December 27, 2004 and a short-term capital gain distribution of $0.0344 to shareholders of record on December 27, 2004.

The tax character of distributions paid for the fiscal year ended October 31, 2005 and the period ended October 31, 2004 was as follows:

As of October 31, 2005, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

The difference between book and tax basis unrealized depreciation is attributable to the tax deferral of losses on wash sales.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To The Shareholders and

Board of Trustees

Becker Small-Cap Value Equity Fund

Becker Value Equity Fund

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Becker Funds, consisting of Becker Small-Cap Value Equity Fund and Becker Value Equity Fund, as of October 31, 2005, and the related statements of operations for the period then ended and, the statements of changes in net assets and the financial highlights for the periods ended October 31, 2004 and 2005. These financial statements and the financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2005 by correspondence with the Funds’ custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios constituting the Becker Funds as of October 31, 2005, the results of their operations for the period then ended, and the changes in their net assets and the financial highlights for each of the two periods then ended, in conformity with accounting principles generally accepted in the United States of America.

Cohen McCurdy, Ltd.

Westlake, Ohio

December 20, 2005

TRUSTEES AND OFFICERS (UNAUDITED)

Independent Trustees

Name, Address*, (Date of Birth), Position with Fund Complex,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Gary E. Hippenstiel (1947) Independent Trustee, December 2002 to present

Director, Vice President and Chief Investment Officer of Legacy Trust Company, N.A. since 1992; Trustee of AmeriPrime Advisors Trust from July 2002 to September 2005; Trustee of Access Variable Insurance Trust from April 2003 to August 2005; Trustee of AmeriPrime Funds from 1995 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005. Chairman of the Investment Committee for W.H. Donner Foundation and W.H. Donner Canadian Foundation since June 2005.

Stephen A. Little (1946) Chairman, December 2004 to present; Independent Trustee, December 2002 to present

President and founder of The Rose, Inc., a registered investment advisor, since April 1993; Trustee of AmeriPrime Advisors Trust since November 2002; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Daniel J. Condon (1950) Independent Trustee, December 2002 to present

President of International Crankshaft Inc., an automotive equipment manufacturing company, since 2004, Vice President and General Manager from 1990 to 2003; Trustee of AmeriPrime Advisors Trust since November 2002; Trustee of The Unified Funds from 1994 to 2002; Trustee of Firstar Select Funds, a REIT mutual fund, from 1997 to 2000; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Interested Trustees and Principal Officers

Name, Address*, (Date of Birth), Position with Fund Complex,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Ronald C. Tritschler (1952)*** Trustee, December 2002 to present

Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, since 2001, Executive Vice President and Director from 1990 to 2000; Director of First State Financial since 1998; Director, Vice President and Legal Counsel of The Traxx Companies, an owner and operator of convenience stores, since 1989; Trustee of AmeriPrime Advisors Trust since November 2002; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Anthony J. Ghoston (1959) President, July 2004 to present

President of Unified Fund Services, Inc., the Trust’s administrator, since June 2005, Executive Vice President from June 2004 to June 2005, Senior Vice President from April 2003 to June 2004; Senior Vice President and Chief Information Officer of Unified Financial Services, Inc., the parent company of the Trust’s administrator and distributor, from 1997 to November 2004; President of AmeriPrime Advisors Trust since July 2004; President of AmeriPrime Funds from July 2004 to July 2005; President of CCMI Funds from July 2004 to March 2005.

Freddie Jacobs, Jr., CPA (1970)**** Chief Financial Officer and Treasurer, July 2005 to present; Secretary, September 2004 to June 2005

Vice President of Unified Fund Services, Inc., the Trust’s administrator, since December 2003; Assistant Vice President of U.S. Bancorp Fund Services LLC from 2000 to December 2003, Trust Officer from 1998 to 2000; Chief Financial Officer and Treasurer of AmeriPrime Advisors Trust since July 2005; Secretary of AmeriPrime Funds and AmeriPrime Advisors Trust from September 2004 to June 2005; Secretary of CCMI Funds from September 2004 to March 2005; Principal Accounting Officer of Lindbergh Funds from February 2004 to February 2005.

Lynn E. Wood (1946) Chief Compliance Officer, October 2004 to present

Chief Compliance Officer of AmeriPrime Advisors Trust since October 2004; Chief Compliance Officer of AmeriPrime Funds from October 2004 to July 2005; Chief Compliance Officer of CCMI Funds from October 2004 to March 2005; Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, from December 2004 to September 2005, and from 1997 to 2000, Chairman from 1997 to December 2004, President from 1997 to 2000; Director of Compliance of Unified Fund Services, Inc., the Trust’s administrator, from October 2003 to September 2004; Chief Compliance Officer of Unified Financial Services, Inc., the parent company of the Trust’s administrator and distributor, from 2000 to 2004.

Heather A. Barnes (1975)**** Secretary, July 2005 to present

Employed by Unified Fund Services, Inc., the Trust’s administrator, since January 2004 and from December 1999 to January 2002; Regional Administrative Assistant of The Standard Register Company from February 2003 to January 2004; Full time student at Indiana University from January 2002 to June 2002; Secretary of AmeriPrime Advisors Trust since July 2005.

*	The address for each of the trustees and officers is 431 N. Pennsylvania St., Indianapolis, IN 46204.

** The Trust is not a part of a Fund Complex. The Fund Complex currently consists of 29 series.

*** Mr. Tritschler may be deemed to be an “interested person” of the Trust because he has an ownership interest in Unified Financial Services, Inc., the parent of the distributor of certain series in the Fund Complex.

**** Effective as of July 1, 2005, the Board appointed Mr. Jacobs as CFO and Treasurer of the Trust to fill the vacancy created by the resignation of Mr. Thomas Napurano. The Board also appointed Ms. Barnes (previously Assistant Secretary) as Secretary of the Trust.

OTHER INFORMATION

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted those proxies during the most recent twelve month period ended June 30 are available without charge upon request by  (1) calling the Funds at (800) 551-3998; and (2) from the Funds’ documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov .

The Funds’ Statement of Additional Information (“SAI”) includes information about the trustees and is available, without charge, upon request. You may call toll-free (800) 551-3998 to request a copy of the SAI or to make shareholder inquiries.

MANAGEMENT AGREEMENT APPROVAL

(UNAUDITED)

Renewals of the management agreements between the Advisor and the Trust (the “Agreements”), on behalf of the Value Equity Fund and the Small Cap Value Equity Fund, were approved by the Board, including the Trustees who are not interested persons of the Trust or interested parties to the Agreement (the “Independent Trustees”), at a meeting held on October 17, 2005. The Board reviewed and discussed reports comparing the performance and expenses of each Fund to the performance and expenses of other funds with similar objectives and asset levels (the “peer group”). The Board then reviewed the materials provided by the Advisor in advance of the meeting, which included, among other items, a description of the Advisor’s business, personnel and operations, a description of the compensation received by the Advisor from each Fund and a discussion of the Advisor's profitability. The Board also reviewed current financial statements for the Advisor and the Advisor’s Form ADV Part II, which discusses the Advisor’s policies and procedures regarding best execution, trade allocation, use of soft dollar arrangements that conform with Section 28(e) of the Securities Exchange Act of 1934, Code of Ethics and insider trading policies, and a representation from the Advisor that it has in place a compliance program, including a Code of Ethics, reasonably designed to prevent violations of federal securities laws.

In determining whether to approve the Agreement on behalf of the Value Equity Fund, the Trustees primarily considered that: (1) the Advisor has been providing investment advice since 1976 and currently manages assets of approximately $2.4 billion; (2) the Fund’s year-to-date and 12-month total returns were slightly higher than the average returns of its peer group; (3) the Advisor has agreed to continue capping the Value Equity Fund’s expenses for the next fiscal year; (4) although the Value Equity Fund's management fee is slightly higher than the average of its peer group, its total expense ratio is lower than its peer group’s ratio after waiver and reimbursement by the Advisor; (5) the Advisor engages in soft dollar arrangements pursuant to which mutual fund brokerage is directed to a broker-dealer in exchange for research services that benefit the Advisor in providing portfolio management services to the Fund; (6) the Fund was not profitable to the Advisor, as the Advisor was still reimbursing Fund expenses; and (7) given the Advisor’s lack of profitability and the Fund’s small asset base, requiring breakpoints in the management fee based on increased assets not yet realized would not be necessary at this time. The Board also reviewed a presentation of fee rates charged to other clients of the Advisor, and recognized the significant factors accounting for the differences in fee rates. As a result of their considerations, the Trustees, including the Independent Trustees, determined that the proposed Agreement (with the expense cap agreement) is in the best interests of the Value Equity Fund and its shareholders.

In determining whether to approve the Agreement on behalf of the Small Cap Value Equity Fund, the Trustees primarily considered that: (1) the Advisor has been providing investment advice since 1976 and currently manages assets of approximately $2.4 billion; (2) although the Small Cap Value Equity Fund’s year-to-date total returns trailed the average returns of its peer group, the Board felt that this was largely attributable to the short history of the Fund; (3) the Advisor has agreed to continue capping the Small Cap Value Equity Fund’s expenses for the next fiscal year; (4) the Small Cap Value Equity Fund’s total expense ratio is lower than its peer group’s total expense ratio after waiver and reimbursement by the Adviser; (5) the Advisor engages in soft dollar arrangements pursuant to which mutual fund brokerage is directed to a broker-dealer in exchange for research services that benefit the Advisor in providing portfolio management services to the Small Cap Value Equity Fund; (6) the Fund was not profitable to the Advisor, as the Advisor was still reimbursing Fund expenses; and (7) given the Advisor’s lack of profitability and the Fund’s small asset base, requiring

MANAGEMENT AGREEMENT APPROVAL

(UNAUDITED) - continued

breakpoints in the management fee based on increased assets not yet realized would not be necessary at this time. The Board also reviewed a presentation of fee rates charged to other clients of the Advisor, and recognized the significant factors accounting for the differences in fee rates. As a result of their considerations, the Trustees, including the Independent Trustees, determined that the proposed Management Agreement (with the expense cap agreement) is in the best interests of the Fund and its shareholders.

TRUSTEES

Stephen A. Little, Chairman

Gary E. Hippenstiel

Daniel J. Condon

Ronald C. Tritschler

OFFICERS

Anthony J. Ghoston, President

Freddie Jacobs, Jr., Chief Financial Officer and Treasurer

Heather A. Barnes, Secretary

Lynn E. Wood, Chief Compliance Officer

INVESTMENT ADVISOR

Becker Capital Management, Inc.

1211 SW Fifth Avenue

Suite 2185

Portland, OR 97204

DISTRIBUTOR

Unified Financial Securities, Inc.

431 N. Pennsylvania St.

Indianapolis, IN 46204

INDEPENDENT ACCOUNTANTS

Cohen McCurdy Ltd.

800 Westpoint Pkwy, Suite 1100

Westlake, OH 44145

LEGAL COUNSEL

Thompson Coburn LLP

One US Bank Plaza

St. Louis, MO 63101

CUSTODIAN

Huntington National Bank

41 South Street

Columbus, OH 43125

ADMINISTRATOR, TRANSFER AGENT

AND FUND ACCOUNTANT

Unified Fund Services, Inc.

431 N. Pennsylvania Street

Indianapolis, IN 46204

This report is intended only for the information of shareholders or those who have received the Funds’ prospectus which contains information about the Funds’ management fees and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, Inc.

Member NASD/SIPC

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)      For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)	Compliance with applicable governmental laws, rules, and regulations;
(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5)	Accountability for adherence to the code.

(c)      Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)      Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)      Posting: We do not intend to post the Code of Ethics for the Officers or any amendments or waivers on a website.

(f)       Availability: The Code of Ethics for the Officers can be obtained, free of charge by calling the toll free number for the appropriate Fund.

Item 3. Audit Committee Financial Expert.

(a)       The registrant’s board of trustees has determined that the registrant does not have an audit committee financial expert. The committee members and the full Board considered a possibility of adding a member that would qualify as an expert. The audit committee determined that, although none of its members meet the technical definition of an audit committee expert, the committee has sufficient financial expertise to adequately perform its duties under the Audit Committee Charter without the addition of a qualified expert.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

Dreman

FY 2005	$ 23,410
FY 2004	$ 21,985

GLOBALT

FY 2005	$ 9,960
FY 2004	$ 8,365

Marathon

FY 2005	$ 9,925
FY 2004	$ 9,085

Becker

FY 2005	$ 18,190
FY 2004	$ 8,245

(b)	Audit-Related Fees

	Registrant	Adviser
FY 2005	$ 0	$ 0
FY 2004	$ 0	$ 0
Nature of the fees:

(c)	Tax Fees

Dreman

FY 2005	$ 2,700
FY 2004	$ 2,025

GLOBALT

FY 2005	$ 900
FY 2004	$ 675

Marathon

FY 2005	$ 900
FY 2004	$ 675

Becker

FY 2005	$ 1,800
FY 2004	$ 675

Nature of the fees:	preparation of the 1120 RIC

(d)	All Other Fees

	Registrant	Adviser
FY 2005	$ 0	$ 0
FY 2004	$ 0	$ 0
Nature of the fees:

(e)	(1)	Audit Committee’s Pre-Approval Policies

The Audit Committee Charter requires the Audit Committee to be responsible for the selection, retention or termination of auditors and, in connection therewith, to (i) evaluate the proposed fees and other compensation, if any, to be paid to the auditors, (ii) evaluate the independence of the auditors, (iii) pre-approve all audit services and, when appropriate, any non-audit services provided by the independent auditors to the Trust, (iv) pre-approve, when appropriate, any non-audit services provided by the independent auditors to the Trust's investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser and that provides ongoing services to the Trust if the engagement relates directly to the operations and financial reporting of the Trust, and (v) receive the auditors’ specific representations as to their independence;

(2)	Percentages of Services Approved by the Audit Committee

Registrant

Audit-Related Fees:	100%
Tax Fees:	100%
All Other Fees:	100%

(f)       During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)      The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

	Registrant	Adviser
FY 2005	$ 0	$0
FY 2004	$ 0	$0

(h)      Not applicable. The auditor performed no services for the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5. Audit Committee of Listed Companies. Not applicable.

Item 6. Schedule of Investments.	Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the registrant’s disclosure controls and procedures as of January 6, 2006, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)       There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code is filed herewith

(a)(2)	Certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes- Oxley Act of 2002 and required by Rule 30a-2under the
Investment Company Act of 1940 are filed herewith.

(a)(3)	Not Applicable

(b)	Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Unified Series Trust

By

*            /s/ Anthony Ghoston

Anthony J. Ghoston, President

Date      1/8/06

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By

*            /s/ Anthony Ghoston

Anthony J. Ghoston, President

Date      1/8/06

By

*            /s/ Freddie Jacobs, Jr.

Freddie Jacobs, Jr., Chief Financial Officer and Treasurer

Date      1/6/06